UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05684
                                                     ---------

                              ALPINE EQUITY TRUST
                              -------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                                   3RD FLOOR
                              MILWAUKEE, WI  53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                SAMUEL A. LIEBER
                       ALPINE MANAGEMENT & RESEARCH, LLC
                       2500 WESTCHESTER AVENUE, SUITE 215
                               PURCHASE, NY 10577
                               ------------------
                    (Name and address of agent for service)

                                 1-888-785-5578
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31
                         ----------

Date of reporting period: APRIL 30, 2005
                          --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

(ALPINE LOGO)

REAL ESTATE FUNDS

ALPINE U.S. REAL ESTATE EQUITY FUND
ALPINE REALTY INCOME & GROWTH FUND
ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

Semi-Annual Report
April 30, 2005

This material must be preceded or accompanied by a current prospectus.

                             REPORT TO SHAREHOLDERS

                          ALPINE'S INVESTMENT OUTLOOK
                                     PAGE 1

                              FUND MANAGER REPORTS

                      ALPINE U.S. REAL ESTATE EQUITY FUND
                                     PAGE 4

                       ALPINE REALTY INCOME & GROWTH FUND
                                     PAGE 8

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
                                    PAGE 12

                       SCHEDULES OF PORTFOLIO INVESTMENTS
                                    PAGE 15

                      STATEMENTS OF ASSETS AND LIABILITIES
                                    PAGE 21

                            STATEMENTS OF OPERATIONS
                                    PAGE 22

                      STATEMENTS OF CHANGES IN NET ASSETS
                                    PAGE 23

                              FINANCIAL HIGHLIGHTS
                                    PAGE 26

                         NOTES TO FINANCIAL STATEMENTS
                                    PAGE 30

                             ADDITIONAL INFORMATION
                                    PAGE 36

                          ALPINE'S INVESTMENT OUTLOOK

Dear Investor:

     We are pleased to present the semi-annual report of the Alpine Mutual Funds for the fiscal period ending April 29, 2005. During this period, Alpine's funds continued their pattern of strong relative outperformance. Please see the individual portfolio discussion sections for detailed, standardized performance data and relevant rankings in addition to fund specific commentary.

     Alpine's managers believe that we are in the early phase of an extended business cycle. We think that inflationary pressures will remain subdued during a period of sustained sub par growth. The prospect for continued economic expansion leading to job formation and further value creation appear positive over the longer term, but the nation's capacity to offset dips and cushion shocks has been diminished by policy choices and their consequences. The U.S. and global economies have not enjoyed as strong a recovery phase as previous cycles might suggest despite historically low interest rates. Capital markets have been broadly trendless, although characterized by significant day-to-day volatility. Fluctuating economic data shows the U.S. is still in the midst of the transition phase between the economic recovery of 2003/04 and a prospective period of renewed stable economic growth. Global data shows a more persistent weakening trend in Western Europe and a more positive, albeit still mixed trend in Asia.

     A major theme of Alpine's 2004 annual report was that the economy was in a "cyclical sweet spot, soured by excesses and tempered by caution". We believe this description is still appropriate, and will remain so at least through year-end. Working backwards, the "caution" is on the part of corporations with historically large cash holdings who are not showing confidence by committing new investment capital which might add productive capacity and jobs to the economy. The sour "excesses" related to the ongoing pattern of consumption exceeding incomes, deficit spending at the governmental level and including the nation's trade deficit. Across the board, at all levels, these excesses have been paid for by increased borrowings. If such borrowing produces long-term growth, all could be well. The "cyclical sweet spot" correlated with the combination of modest economic growth and low inflation leading to continued low interest rates. If corporations can take advantage of such cheap money to follow the consumer's lead in maintaining buying power, economic growth could be extended.

LOST IN TRANSITION - ECONOMIC UNCERTAINTY CONTINUES

     We believe the availability of cheap money is very positive for the near term. However, if or when a transition to higher rates occurs, if it is over a short period of time, it could prove disruptive. If low interest rates are sustainable for several more years, borrowers will benefit. Unfortunately, it will further challenge the strategies of long term investors. If the economy evolves with little certainty of direction, it may be less dynamic. A less dynamic period between the surge of recovery and sustained growth may limit future economic opportunities.

     Economic data pertaining to jobs, new orders and domestic consumption has lately shown inconsistent trends. This has led many economists to at first increase, and then, reduce their estimates for GDP growth this year, not only in the U.S. but also in Europe. Looking abroad, we see that recent negative votes on an E.U. constitution may further slow that already weak economic region. Meanwhile, Japan is enjoying a modest rebound in its domestic economy. However, the Japanese government's expectations for GDP growth are that it will significantly slow over the course of the next three to four quarters. This is due, in part, to a progressive deceleration of demand from China's economy, as it tries to reign in some of the excesses fueled by significant domestic and foreign investment in that country. Finally, throughout the world, rising oil prices pose an extended threat to economic growth. Thus, the aggregated impact of these regional trends is that slower economic growth will sustain historically low interest rates around the world, leading to capital markets that are awash in financial liquidity.

     Over decades, we have seen that without a strong directional trend, capital flows are very rotational, in and out of different economic sectors, commodity classes, and even countries. This invites short-term trading strategies employed by many capital markets investors, including hedge funds, investment and commercial banks proprietary and even corporations. One consequence of excess liquidity are the relatively low rates of return and compressed risk premiums available in today's capital markets low returns and rapid trading strategies have resulted in greater daily volatility, with an emphasis on momentum based directional trades. Two of the most sustained directional bets have been property and commodities. In part, this reflects a desire for inflation hedges, but is also a product of too much money seeking too few opportunities.

     Alpine's portfolio management aims to look beyond the day-to-day distractions of the markets. Our current focus is on the effects of continued moderate economic growth on our country's resilient consumption patterns. We are concerned that corporate capital outlays, which surged through the fourth quarter of last year due to tax incentives, appears to be slowing in 2005.
While low interest rates continue to stimulate household spending, we remain cautious that unless job growth and per capita income broaden across the economy, the risk grows that consumption levels will at best flatten, even for high-end goods. In turn, this might put further pressure on corporate operating margins since so few sectors or companies enjoy strong pricing power.

THE DOLLAR'S TREND(Y), AGAIN

     On the geopolitical front, there has been marginal improvement with regard to Iraq, Iran or North Korea. These issues are less prominent for now in the public/media consciousness. But events will no doubt highlight such problem areas again. The European "No" vote with regard to a constitution can be seen as a roadblock to further integration and expansion of the European trading block. Short term, this is a modest negative, while longer term implications are not clear as to whether a new and improved plan for organizing the social and economic priorities of the different countries can be implemented. The main beneficiary of these events has been the dollar, which has surprised most observers and participants in the capital markets with its renewed strength notwithstanding the well documented deficit excesses in our economy. Another contributing factor perhaps is the high price of oil, which is denominated in U.S. dollars and hence gets recirculated back into our Treasury securities market and economy by oil producing countries. As long as our country's trade deficit dollars are recycled back into the capital markets, this period of relative dollar stability may continue. However, the structural imbalances which precipitated our currency's three-year decline from February 2002, continue to deteriorate. Alpine anticipates another shift to further dollar weakness into 2006, retracing some of its 4.65% average annual gains since 1981. We suspect that a period of steady long-term dollar strength may not emerge until we once again enjoy sustained economic growth.

CHEAP MONEY HAS REPRICED FINANCIAL ASSETS

     Low interest rates fueled economic recovery and spared the world from a potentially severe recession in 2001. However, cheap money has also had an equally dramatic effect on the valuation of long-term assets. In the aftermath of the stock market bubble bursting in 2000, compounded by the recession of 2001, followed by both 9/11 and the SARS epidemic scares, the Federal Reserve decided to sustain short-term interest rates below long-term inflation trends. Countering the negative wealth effect of the equity market collapse, financial liquidity was created for individuals through the home refinancing boom, which not only boosted consumption in the U.S., but further strengthened already strong housing markets around the world. Even though business activity slowed, corporate balance sheets were restructured as labor and distribution costs were cut. Now vast numbers of companies are flush with cash. Unfortunately, there is a flip side which is perhaps less positive. As the cost of mortgages and corporate bonds have fallen, traditional long-term income investors such as pension plans and insurance companies have been forced to lower their return expectations or search out alternative sources of yield.

     This pressure to generate relatively high income returns with some measure of consistency has often led to increased allocations to real estate. As this period of low interest rates is now extending beyond the expectations of many investors (and could continue for many years), we find that investors are increasingly accepting historically low property income returns. This so called "yield shift" in capitalization rates (i.e. the initial income yield) for income producing property has resulted in a 25% -35% price appreciation for many types of commercial real estate over the past few years. While this trend is most pronounced in the U.S., it is also evident in Europe, Australia and Japan. Real estate has been a primary beneficiary, although other income-producing assets ranging from trade and consumer receivables to supertankers, have been revalued higher. While the near-term influence of cheap money has boosted asset prices, it may be the extended duration and relative stability of the income stream, which has most benefited real estate prices.

     A recent survey by Watson Wyatt LLP revealed that 49% of pension fund investments in alternative assets (including venture capital, hedge funds and private equity) was focused on real estate. Alpine's analysis of real estate allocations among pension plan sponsors and endowments, suggests that the current pipeline of commitments to invest in real estate yet to be acquired should sustain prices for at least two or three years. However, we believe that this weight of money will be fairly selective in terms of cities, property types and international exposure. The implication is that over time, there could be greater stratification among valuations of various types of investment property than exists today!

WHERE IS THE HOUSING BUBBLE?

     Over the past four years, rising residential prices have been creating concerns over an impending housing bubble which could burst. Alpine's view has been that only select regional markets have become overheated in the past year, but this does not constitute a bubble. Over the past few years, low mortgage rates have clearly stimulated extra demand. However, we must also focus on the underlying supply and demand drivers which fueled an impressive thirteen-year period of rising home sales in all but one. This long cycle has absorbed latent existing supply, and has shifted the balance to favor developers who can bring more supply to market despite tougher environmental and regulatory controls.

     Much of the bursting bubble argument has been based on the thesis that what goes up the fastest, will come down the fastest. Talk of speculative buying and risky mortgages has been a favorite topic among short sellers and the financial media. Such concerns now appear even more widespread. Even though most of the arguments are weak, such fears can resonate, since housing is owned by 69% of U.S. households. Illustrative of this is an analysis by Yale University Professor Robert J. Shiller who wrote "Irrational Exuberance" back in 2000. He performed a simple Lexis-Nexis search for major media articles on a "housing bubble" in the month of May over each of the last five years. The search revealed an increase in the number of such articles, with the following trend, beginning with May 2001: 8, 18, 20, 35, and 77 in May 2005. It is quite possible that the acceleration of media attention will help produce caution amongst both buyers and sellers promoting a stabilization or moderation of home price appreciation. Perhaps more important is the level of affordability, which could also cool home price growth. Already, we have seen signs that a bid-offer spread has returned to a housing market where the basic strategy was often to match the asking price or pay even more as competition among buyers escalated.

     We believe strong demand growth versus minimal changes in supply explains much of the increase in prices of homes over the past decade. Clearly low interest rates have also been a positive factor. Even though Alpine expects a slower economic picture over the next year or two, a probable modest diminution of demand for home purchases will not by itself bring the supply-demand equation back into balance. Thus, barring a full-blown recession with significant lay-offs, we would expect a moderating trend in home price appreciation. We believe this would be a healthy outcome for the housing market. The only downside might be that limited home price appreciation would result in a significant fall-off in refinance activity, even if interest rates decline somewhat from current levels. Thus, the liquification of homeowners equity will be less stimulative to the economy. Then, we would expect consumption and income levels to become more aligned at a moderate pace of growth.

WHERE COULD WE GO FROM HERE?

     Alpine's view on the economy is that it will gradually slow for the balance of 2005 and we would not be surprised to see moderating GDP growth in 2006.
Even though the Federal Reserve appears intent on raising Fed Funds to a "neutral level" of between 3.5% to 4%, they may have to pause if the economy shows greater signs of weakness. We now face a historically reduced capacity of the Federal Reserve or the Treasury to either stimulate the economy or cushion it against unforeseen events. Globalization is increasingly acting like a pressure relief valve which prevents many companies or, for that matter, workers to achieve pricing power. In the above discussion of the housing market, we noted that the refinancing boom helped to support an unsustainable trend in consumption expenditures, which have exceeded income growth. Added to this are the rising costs of fuel and commodities, which affect our daily lives.
However, a bleak interpretation of this data should be offset by the fact that we are relatively early in an extended economic cycle with reasonable economic momentum in part fueled by a government which must maintain and support a significant war making apparatus. Of at least equal importance, many corporations are better equipped to weather a slow economic environment due to extensive cost rationalization over the past decade and strong balance sheets which can support working capital and routine capital outlays.

     It is Alpine's belief that the stock market will be fueled by moderate corporate earnings growth, and stimulated by significant merger and acquisition activity. The merger and acquisition environment is being propelled by huge pools of capital raised by private equity firms as well as by many cash rich companies sustained avenue of top-line revenue growth can best be strengthened by acquiring other businesses.

     We believe Alpine's emphasis on finding investment opportunities which provide both income and growth will continue to properly position our funds in this low inflation, low growth environment characterized by exceptional financial liquidity. Thank you for your interest and support.

Sincerely,

/s/Samuel A. Lieber

Samuel A. Lieber
President, Alpine Mutual Funds

MUTUAL FUND INVESTING INVOLVES RISK.  PRINCIPAL LOSS IS POSSIBLE.

                      ALPINE U.S. REAL ESTATE EQUITY FUND

Value of a $10,000 Investment

                      Alpine U.S. Real
                     Estate Equity Fund  Wilshire Real Estate
    Date               Class Y Shares      Securities Index     S&P 500 Index
    ----             ------------------  --------------------   -------------
  9/30/93(inception)      $10,000               $10,000            $10,000
  4/30/94                 $10,740                $9,983             $9,899
  4/30/95                  $9,581                $9,778            $11,625
  4/30/96                 $12,977               $11,687            $15,134
  4/30/97                 $16,030               $15,054            $18,936
  4/30/98                 $25,044               $17,594            $26,709
  4/30/99                 $20,198               $16,146            $32,539
4/30/2000                 $16,312               $16,118            $35,834
4/30/2001                 $22,671               $19,384            $31,187
4/30/2002                 $30,680               $23,181            $27,253
4/30/2003                 $28,948               $22,830            $23,627
4/30/2004                 $47,013               $28,704            $29,030
4/30/2005                 $64,769               $39,028            $30,866

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund's benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's return reflects the waiver of certain fees. Without the waiver of fees, the Fund's total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Wilshire Real Estate Securities Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

               COMPARATIVE ANNUALIZED TOTAL RETURNS AS OF 4/30/05

                                             6 MONTHS(1)<F1>    1 YEAR     3 YEAR      5 YEAR     10 YEAR    SINCE INCEPTION(2)<F2>
                                             ---------------    ------     ------      ------     -------    ----------------------
Alpine Class Y                                   22.21%         37.78%     28.29%      31.76%     21.06%             17.38%
Alpine Class B                                   21.59%         36.38%     27.00%      30.56%     19.90%             18.59%
Wilshire Real Estate Securities Index             8.44%         30.63%     12.68%      12.53%      7.95%             12.38%
S&P 500 Index                                     3.28%          6.34%      4.24%      -2.94%     10.26%             10.16%
Lipper Real Estate Funds Average - Class Y        7.74%         33.56%     19.14%      19.11%     15.33%             12.24%
Lipper Real Estate Fund Rank - Class Y              N/A(1)<F1>  34/216      4/152       1/123       1/24                1/7

(1)<F1> Not annualized. The NASD does not recognize rankings for less than one year.
(2)<F2> Class B shares commenced on March 7, 1995 and Class Y shares commenced on September 1, 1993.

                         GEOGRAPHICAL DISTRIBUTION*<F3>

               New England                                   6.5%
               Mid-Atlantic                                 14.1%
               South East                                   16.1%
               South                                        18.7%
               Mid-West                                      5.8%
               Central Plains                                2.4%
               Mountain States                               8.4%
               Pacific Southwest                            23.4%
               Pacific Northwest                             2.3%
               Canada                                        2.3%

                            SECTOR DISTRIBUTION*<F3>

               Apartments                                    2.2%
               Finance                                       6.4%
               Homebuilder                                  53.7%
               Healthcare                                    1.7%
               Lodging                                      29.9%
               Office                                        4.5%
               Retail                                        3.8%

TOP 10 HOLDINGS*<F3>
   1.  Standard Pacific Corp.                                    5.22%
   2.  La Quinta Corporation                                     4.97%
   3.  Pulte Homes, Inc.                                         4.87%
   4.  Hovnanian Enterprises, Inc. - Class A                     4.84%
   5.  Toll Brothers, Inc.                                       4.83%
   6.  KB HOME                                                   4.80%
   7.  Lennar Corporation - Class A                              4.59%
   8.  Hilton Hotels Corporation                                 4.22%
   9.  M.D.C. Holdings, Inc.                                     3.85%
  10.  The Ryland Group, Inc.                                    3.79%

*<F3> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/05 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                      ALPINE U.S. REAL ESTATE EQUITY FUND

     The Alpine U.S. Real Estate Equity Fund produced a total return of 22.21% for the six months ended April 30, 2005. Regrettably, the NASD does not permit us to disseminate our Lipper rank for six months as the Fund continued the long-term trend which can be seen from the standardized comparative total return data on the facing page. Additional significance to the Fund's historic outperformance of its peers, has been the real estate sector's strong relative performance in comparison with other sectors or mutual fund strategies. Thus, as we first noted in last fall's annual report, the Alpine U.S. Real Estate Equity Fund continues to build on its very strong relative performance against all mutual funds for extended standardized performance periods.

     The Alpine U.S. Real Estate Equity Fund's emphasis on capital appreciation from both undervalued securities and what Alpine regards as growth values, continues to favor the shares of homebuilders and lodging companies. Aside from top commercial buildings in strong markets, and dominant regional malls, there is still very little pricing power available to landlords outside of the for-sale housing and lodging sectors. Given these fundamental strengths in combination with relative and historic pricing among property stock sectors, Alpine believes there is still considerable value as well as growth potential in homebuilders and lodging stocks. Together, these sectors represent over 83% of the portfolio. As long as demand and supply remains balanced in favor of owners and developers, we will continue to favor such companies.

     Despite strong performances this year, the homebuilding companies still trade at a P/E multiple of 8-3/4 times this year's earnings per share, and less than 7-1/2 times next year, 2006. Alpine estimates the housing market is currently running about 2.5% ahead of last year's sales pace, although we expect to see it slow in the second half, after peaking in June or July. Data regarding mortgage and permit applications, plus sales of both new homes and existing homes all remain very strong, suggesting no let up in the level of activity. The public homebuilders have done even better than the broad housing market, picking up market share at the rate of 10% to 12% per year over the past decade, by focusing on fast growing cities with higher profit margins. Through the first quarter, publicly traded builders have increased the number of actively selling communities by 11%, seen backlogs of unbuilt orders rise by 29% in number plus 16% in price, which produced nearly 50% growth in the dollar backlogs of homes to be built relative to last year. Most of these companies are on track for strong sales growth of 20% or greater this year, and we now expect average earnings growth in excess of 25%, possibly even extending the five year historic trend of 32% earnings growth. Given the low P/E ratios of and visible earnings growth, we will maintain our high weighting of the sector. For a detailed analysis of demand and supply drivers of the housing market, which explains why Alpine does not believe there is a nationwide bubble about to burst, please see "Where is the Housing Bubble?" on alpine's web site, www.alpinefunds.com, in the section titled "Alpine Views".

     Lodging stocks are trading in aggregate at 12-1/2 times EBITDA (an industry measure of operating cash flow before interest and tax expenses) with the prospect of superior growth over the next two to three years as demand is projected to exceed new supply. This should continue to provide pricing power to hotel owners. Lodging stocks have generally underperformed other real estate categories this year in spite of continued strong growth and revenue per room, which is a product of daily rate and occupancy. Currently, the market favors owners of hotels as they are receiving the benefit of the strong cash flow growth. Over time, we anticipate that the operators and franchisers with major brands will be able to generate greater growth. Those companies which have combined strength in ownership and branding, such as Hilton and Starwood, remain well positioned for an extended up cycle. Emerging national brands such as LaQuinta could also perform well. We believe the group has underperformed other real estate stocks in response to general signs of weakening GDP growth which may have shaken out some of shorter term momentum investors in these stocks. We remain bullish on both growth and valuation terms.

     REITS have enjoyed a dramatic upward valuation in the stock market over the past few years. Rental cash flow and dividend yields have been sought by investors. Although prospective growth will be modest for the next year or two, adjusted FFO (an industry cash flow measure) is close to 17 times and dividend yields are below 5.00%. Given the equity REIT group's historically high relative and absolute valuation metrics, and modest medium term growth prospects, we believe that other property sectors hold greater return potential for the next few years. Investors with longer term horizons may still find the group attractive, although better buying opportunities could occur in the future.

     The outperformance of the homebuilding sector comes as no surprise to long-term investors in this Fund. The S&P Super Composite Homebuilder Index gained 26.71% during the six month period under review. Alpine's top performing holdings during this period were led by the stocks of Brookfield Homes - up 66.14% and Toll Brothers - up 63.54%, which were followed by KB Home - up 39.41%, Pulte Homes - up 30.38% and Standard Pacific - up 27.84%.

     In comparison, the S&P Supercomposite Hotel Index added only 5.36% for the period under review. However, the Fund had notable success with Orient-Express Hotels which gained 48.32%, Vail Resorts which added 28.96% and Gaylord Entertainment which rose by 19.40%. The recent IPO purchase of Sunstone Hotels was also very profitable for the Fund as this REIT added a 33.87% total return.

     There has been an increase in the level of M&A (merger and acquisition) activity amongst many areas of the real estate sector. After several of the Fund's holdings received takeover bids last year, we are pleased that two long-term holdings of the Fund, Prime Group Realty Trust and Wellsford Real Properties have agreed to be acquired or liquodate this year. We believe that the combination of significant private pools of capital with access to cheap financing and limited large investment opportunities, will lead to further consolidation in the real estate sector. Acquirers may also include a number of public companies with very rich share prices seeking ways to expand top-line growth.

     Real estate stocks appear well positioned for solid relative performance. We are continue to seek attractive growth opportunities at reasonable valuations and undervalued assets where we foresee an opportunity for revaluation either in the market place or through privatization. We look forward to reporting on our future progress in our fiscal year end report to shareholders.

Samuel A. Lieber
Portfolio Manager

BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN THE REAL ESTATE INDUSTRY, THE PORTFOLIO MAY EXPERIENCE MORE VOLATILITY AND BE EXPOSED TO GREATER RISK THAN THE PORTFOLIOS OF MANY OTHER MUTUAL FUNDS. MUTUAL FUND INVESTING INVOLVES RISK; PRINCIPAL LOSS IS POSSIBLE.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

                       ALPINE REALTY INCOME & GROWTH FUND

Value of a $10,000 Investment

                           Alpine Realty
                        Income & Growth Fund    Morgan Stanley
   Date                    Class Y Shares         REIT Index      S&P 500 Index
   ----                 --------------------    --------------    -------------
 12/29/98(inception)          $10,000              $10,000           $10,000
  4/30/99                     $11,066              $10,609           $10,795
4/30/2000                     $11,905              $10,627           $11,888
4/30/2001                     $14,416              $12,525           $10,346
4/30/2002                     $18,232              $15,127            $9,041
4/30/2003                     $19,102              $15,152            $7,838
4/30/2004                     $23,694              $18,771            $9,630
4/30/2005                     $31,422              $25,360           $10,240

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund's benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's return reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund's total returns would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Morgan Stanley REIT Index ("RMS") is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley REIT Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

               COMPARATIVE ANNUALIZED TOTAL RETURNS AS OF 4/30/05

                                                                                                    SINCE INCEPTION
                                     6 MONTHS(1)<F4>     1 YEAR         3 YEAR         5 YEAR         (12/29/98)
                                     ---------------     ------         ------         ------       ---------------
Alpine Class Y                            9.57%          32.62%         19.89%         21.42%           19.81%
Morgan Stanley REIT Index                 7.22%          35.10%         18.78%         18.99%           15.81%
S&P 500 Index                             3.28%           6.34%          4.24%         -2.94%            0.37%
Lipper Real Estate Funds Average          7.74%          33.56%         19.14%         19.11%           15.95%
Lipper Real Estate Fund Rank                N/A(1)<F4>  135/216         48/152         11/123            5/100

(1)<F4> Not annualized. The NASD does not recognize rankings for less than one year.

                         GEOGRAPHICAL DISTRIBUTION*<F5>

               New England                                   5.6%
               Mid-Atlantic                                 22.0%
               South East                                   15.8%
               South                                        10.4%
               Mid-West                                     11.5%
               Central Plains                                3.2%
               Mountain States                               4.2%
               Pacific Southwest                            21.4%
               Pacific Northwest                             2.7%
               International                                 3.2%

                            SECTOR DISTRIBUTION*<F5>

               Apartments                                   10.7%
               Diversified                                   4.6%
               Health Care                                   8.1%
               Homebuilder                                   3.9%
               Lodging                                      23.1%
               Manufactured Homes                            0.7%
               Mortgage/Finance                              4.6%
               Net Lease                                     2.8%
               Office/Industrial                            19.9%
               Retail                                       21.6%

TOP 10 HOLDINGS*<F5>
   1.  Simon Property Group, Inc.                                4.03%
   2.  Starwood Hotels & Resorts Worldwide, Inc.                 4.00%
   3.  Vornado Realty Trust                                      3.75%
   4.  La Quinta Corporation                                     3.49%
   5.  General Growth Properties, Inc.                           3.35%
   6.  iStar Financial Inc.                                      3.35%
   7.  FelCor Lodging Trust, Inc.                                2.98%
   8.  Developers Diversified Realty Corporation                 2.89%
   9.  Boston Properties, Inc.                                   2.83%
  10.  Reckson Associates Realty Corporation                     2.68%

*<F5> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/05 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                         ALPINE REALTY INCOME & GROWTH FUND

     The Alpine Realty Income & Growth Fund produced a total return of 9.57% during the six-month period that ended April 30, 2005. Net asset value per share increased to $21.11 from $19.97. The Fund made a quarterly income distribution of $.22 and short and long term gain distributions of $.0394 and $.3035, respectively, on December 23, 2004 and another $.20 income distribution on March 24, 2005. The Fund's performance compares favorably to the 7.22% return of the Morgan Stanley REIT Index ("RMS Index") and the 6.68% return of the S&P 500 Index ("S&P"). Since its inception on December 29, 1998 through April 30, 2005, the Fund produced a cumulative total return to shareholders of 214.19%, which equates to a 19.80% annualized return. The table on the left presents the Fund's returns for the latest one-year, three-year, five-year, and since inception periods relative to the RMS Index and the S&P.

     While REIT returns as measured by the RMS Index increased 7.22% during the period, the ride was not smooth and was marked by several periods of significant positive and negative returns. Initially, the RMS Index continued its 2004 momentum, rising 9.55% to a then all-time high of 771 on December 30, 2004. In early January, however, less than robust sell-side forecasts and heightened concerns about the group's lofty valuation levels appeared to have triggered profit taking and sector rotation by generalist fund managers which then accelerated into an 8.61% decline for the month. During February and March, minor rallies in the RMS Index ended coincident with quick rises in 10 year Treasury yields. Indeed, particularly in March, REIT stock performance seemed highly correlated with movements in interest rates and was unusually volatile with daily price movements in the RMS Index greater than +/- 1% occurring on nine of the twenty-two trading days. The responsiveness of REIT stocks to changes in long term interest rates remained strong in April and has continued into June. As the yield on the 10 year Treasury declined from a high of 4.64% on March 28, 2005 to 4.20% at April 29, 2005, the RMS Index rallied 7.27% and increased a further 6.51% through June 8, 2005 as the 10 year decreased to 3.94%.

     The REIT sector's apparent increased short term correlation with interest rates is consistent with our premise that a significant portion of the capital flows that have pushed REIT and private real estate pricing to all-time highs has came from investors seeking bond alternatives, essentially current yield with opportunity for appreciation. However, when differentials between REIT dividend yields and 10 year Treasury rates tighten to 50-70 basis points spreads, the sector appears particularly susceptible to selling by these dividend-oriented investors fearful that interest rate rises will erode REITs' relative allure. Additionally, the increased volatility experienced during recent periods resulted, we believe, not only from sizable movements in rates but from increased trading activity in the sector by hedge funds making macro level bets upon releases of interest rate sensitive economic news. Despite long term data that depicts little correlation between REIT returns and fixed income returns, capital recently appears to be flowing in and out of stocks based on rate movements.

     On the other hand, capital continues to flow steadily and confidently into the direct real estate investment market. Initial yield requirements for acquisitions of most property types remain at historic lows, reflective of the intense competition for real estate investments. While interest in well leased office and retail properties continues unabated, demand for residential condominiums and for properties able to be converted into condominiums has been the most noteworthy. Indeed, the strength of the condominium market has been depicted in stories of individual successes in "flipping contracts" in markets such as Miami; the conversion of apartment buildings and hotels to condominiums in numerous urban areas; and the commentary by New York City builders that new hotel or office projects will not occur because current land prices can only be justified by condominium development. Also noteworthy has been the speculation that real estate valuations were integral to the transactions involving retailers such as Sears, Mervyn's, and Toys 'R Us.

     The strength of the private or investment real estate market is and has been a double-edged sword for REITs. While valuations in the private market are supportive of public market pricing under sum-of-the-parts analyses or some liquidation scenarios, the intense competition for properties and historically low initial investment yields has made earnings growth through asset acquisitions extremely difficult.

     Individual REIT responses to the strong investment market have varied. A few have taken advantage of a seller's market, selling a significant amount of assets and making special distributions to shareholders. Though pressure on dividend coverages from reduced asset earnings power has made this option limited for many entities, the pace of dispositions by public companies has recently picked up. A number of apartment REITs have either sold assets to condominium converters or conducted conversions themselves and then reinvested proceeds at yields that are 100-150 bps higher than the implied yields on their sales, enabling continuation of current dividend levels. Meanwhile, several office owning companies are taking advantage of the strong seller's market to sell assets in non-core markets and cover dividends with sales proceeds, as opposed to rental cash flow.

     While selling assets has been the easiest response to the strong investment market conditions, growing the top line has required more creativity. Several retail and industrial REITs have turned their attention to international markets, looking both to expand upon their strengths developed domestically and to provide new distribution channels for their customers. In order to be more competitive on domestic acquisitions, companies have also partnered with foreign and institutional entities that have lower costs of capital and leveraged their share of returns with management, leasing, and acquisition fees. Development activity by REITs has also increased, in part to gain higher initial yields than achievable by acquisitions but also to take advantage of improving real estate fundamentals and market conditions.

     In general, real estate conditions should continue to gradually improve as a result of growth in capital spending and slow and steady job creation. However, the real estate operating story remains varied and uneven. Quarterly national office vacancy rates while sequentially better at 15.4% do not support landlord strength in most markets. Yet conditions in New York City, Washington, D.C., and some southern California markets appear conducive to the first significant market rental increases in over four years. Shopping center landlords continue to experience strong demand from their retailer tenants across the country while at the same time industrial warehouse owners are experiencing strength in coastal markets most tied to global trade but not on a nationwide basis. Recovery in apartment markets slowly continues but areas of the country most affected by technology and telecommunications slowdown including Silicon Valley and Dallas remain in need of stronger job creation.

     Given the above noted conditions in the capital and property markets, the themes for constructing the Fund's portfolio remain essentially unchanged since our last report. Lodging companies continue to represent the most compelling investment opportunities for the Fund in terms of both operating fundamentals and valuations in our view. The recovery in travel, driven most recently by the individual business traveler and group bookings, continues at a very healthy pace with luxury and urban hotels further benefiting from the weak dollar and foreign visitation. With many hotel companies still operating at margins 400-600 bps below peak levels achieved in 2000, we believe room for significant earnings growth remains into 2006. Meanwhile, supply of new hotel additions remains at less than 1% of existing stock. Starwood Hotels and Resorts Worldwide remains our top pick based upon the strength of their brands, their sizable operating leverage driven by their high percentage of owned urban and resort properties, and their presence in the very strong New York and Hawaiian markets. Starwood returned 15.50% during the period. Other strong returns were generated by Sunstone Hotel Investors (33.96%), a national owner of upscale and upper-upscale hotels, and Host Marriott (16.55%) whose concentration in urban markets should drive attractive earnings growth.

     Retail property investments, particularly regional mall owning companies, remain an important focus of the Fund. We expect the regional mall group to deliver 9-10% earnings growth in 2005 which should top all commercial property types except for lodging. Earnings growth improvement should be driven by a combination of strong leasing activity at sequentially higher rents, the impact of 2004 acquisition activity, and development/redevelopment activity. Attractive returns were generated by General Growth Properties (21.09%) and Simon Property Group (14.97%), both top ten holdings, as well as CBL & Associates (20.67%). Of the Fund's non-regional mall investments, Developers Diversified and Kimco Realty, two large owners of shopping centers nationally, have exemplified REIT use of foreign and institutional capital to leverage returns to shareholders while they have also begun to expand operations outside the USA, into Puerto Rico for Developers, and into Mexico and Canada for Kimco.

     Investments in companies focused on office and industrial real estate remained the third largest area of investment concentration accounting for the Fund. As stated in a previous report, our focus has been on office companies owning assets in the strong coastal markets of New York City, Washington, D.C., and southern California, notably, Alexandria Real Estate Equities, Arden Realty, Boston Properties, Maguire Properties, Vornado Realty Trust, and Reckson Associates, and industrial warehouse companies positioned to benefit from global trade and the modernization of distribution channels, particularly AMB Property Corp. and ProLogis. Above average returns were generated during the period by Vornado (16.3%), Boston Properties (13.7%), and Reckson (9.1%). Of the Fund's industrial real estate investments, AMB and ProLogis should both generate double-digit earnings growth in 2005. Additionally, both companies have been on the forefront of increasing their international presence for customers, generating fee-based asset management businesses through creation of investment funds, and expanding development pipelines.

     For the remainder of the fiscal year, we anticipate that the REIT sector will continue to experience positive trends in operating fundamentals but share prices may remain quite volatile. Capital flows into the private real estate market, both on the equity and debt sides, will likely remain historically high in the near term, resulting in strong pricing for sellers of assets, low yields for buyers, and tight spreads for lenders. While the strength of private market valuations should provide support for public securities pricing, both markets remain vulnerable in our view to sensitivity regarding the direction of interest rates with the public market likely to react quicker than the private market. Given the recent pullback in long term rates, the REIT sector trades at historically high valuation measures. Tangible improvements in operating fundamentals for most property types mitigate some of our concerns, yet we believe many companies need several quarters of improved performance in order to grow into their valuations. In the near term, we expect to maintain our focus on lodging and retail companies, on selective office and apartment companies operating in the coastal markets, and on our search for undervalued opportunities.

Robert W. Gadsden
Portfolio Manager

     BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN THE REAL ESTATE INDUSTRY, THE PORTFOLIO WILL EXPERIENCE MORE VOLATILITY AND BE EXPOSED TO GREATER RISK THAN THE PORTFOLIOS OF MANY OTHER MUTUAL FUNDS. MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

     Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

     A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

Value of a $10,000 Investment

                       Alpine International      Citigroup
                       Real Estate Equity     World (ex U.S.)   MSCI EAFE
    Date               Fund Class Y Shares    Property Index      Index
    ----               --------------------   ---------------   ---------
   2/1/89(inception)         $10,000              $10,000        $10,000
  4/30/89                    $10,010               $9,901         $9,989
  4/30/90                     $9,580               $8,307         $8,572
  4/30/91                     $9,875               $8,658         $8,789
  4/30/92                     $8,827               $7,582         $7,900
  4/30/93                    $12,030               $9,386         $9,425
  4/30/94                    $14,684              $12,108        $10,835
  4/30/95                    $12,059              $11,265        $11,268
  4/30/96                    $14,528              $14,129        $12,355
  4/30/97                    $12,622              $15,510        $12,053
  4/30/98                    $16,914              $12,549        $14,122
  4/30/99                    $16,299              $12,724        $15,237
4/30/2000                    $13,808              $11,922        $17,137
4/30/2001                    $15,179              $12,647        $14,144
4/30/2002                    $17,646              $12,993        $11,988
4/30/2003                    $17,021              $12,081         $9,812
4/30/2004                    $25,324              $18,969        $13,637
4/30/2005                    $34,156              $24,632        $15,743

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund's benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's returns set forth reflect the waiver of certain fees. Without the waiver of fees, the Fund's total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 1.00% of the net amount of your redemption if you redeem your shares less than 60 days after you purchase them.

The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The S&P/Citigroup World (ex. U.S.) Property Index is a market weighted total return performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than $100 million and derive more than half of its revenue from property-related activities. The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P/Citigroup World (ex U.S.) Property Index, the GPR General Property Securities Global Index, the MSCI EAFE Index and the Lipper Real Estate Funds Average, are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

               COMPARATIVE ANNUALIZED TOTAL RETURNS AS OF 4/30/05

                                                  6 MONTHS(1)<F6>   1 YEAR      3 YEAR      5 YEAR      10 YEAR    SINCE INCEPTION
                                                  ---------------   ------      ------      ------      -------    ---------------
Alpine Class Y                                        18.69%        34.85%      24.62%      19.86%      10.97%          7.86%
S&P/Citigroup World (ex U.S.) Property Index          14.07%        29.85%      23.76%      15.62%       8.14%          5.70%
GPR General Property Securities Global Index           9.83%        29.24%      20.88%      17.11%       8.02%          6.19%
MSCI EAFE Index                                        8.96%        15.44%      11.04%      -2.49%       2.97%          2.83%
Lipper Real Estate Funds Average                       7.74%        33.56%      19.14%      19.11%      15.33%         10.56%
Lipper Real Estate Fund Rank                             N/A(1)<F6> 90/216       8/152      27/123       24/24            3/3

(1)<F6> Not annualized. The NASD does not recognize rankings for less than one year.

                         GEOGRAPHICAL DISTRIBUTION*<F7>

               Asia                                         31.9%
               Europe                                       43.6%
               North America                                20.8%
               Latin America                                 3.7%

                            SECTOR DISTRIBUTION*<F7>

               Industrial                                    5.6%
               Lodging                                      17.2%
               Office                                       11.9%
               Other                                         5.3%
               Residential                                  42.7%
               Retail                                       17.3%

TOP 10 HOLDINGS*<F7>
   1.  JM AB                                                     4.58%
   2.  Sino Land Company Limited                                 2.98%
   3.  Fadesa Inmobiliaria SA                                    2.65%
   4.  Midland Realty (Holdings) Limited                         2.65%
   5.  Starwood Hotels & Resorts Worldwide, Inc.                 2.59%
   6.  Far East Consortium International Limited                 2.54%
   7.  Land Securities Group plc                                 2.21%
   8.  Inmobiliaria Urbis SA                                     1.99%
   9.  Diamond City Co., Ltd.                                    1.99%
  10.  Nexity                                                    1.92%

*<F7> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/05 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

     The Alpine International Real Estate Equity Fund produced a total return 18.69% for the six month period ending April 30, 2005. This compared favorably with international and global property share indices as well as the broader market as measured by the Morgan Stanley EAFE Index. Comparative standardized performance data on the opposite page also shows the Fund's strong pattern of performance relative to the Lipper Real Estate Funds average and ranking, as well as the aforementioned indexes.

     In general, Asian property share indices underperformed European property shares by a considerable margin, as well as property stocks in the U.S. Alpine believes this was the result of concerns over rising oil prices and prospectively higher interest rates in the U.S., both of which might reduce future economic growth from the relatively strong levels which Asia currently enjoys. In contrast, European economies are showing increased signs of weakness yet property shares have outperformed. In our view, this is less a reflection of the current and prospective real estate performance, instead it is a by-product of falling interest rates in Europe combined with significant institutional fund flows into the European property stock sector. A large portion of the increased European equity flows have been driven by big Dutch pension funds seeking greater Pan-European exposure to property, although large Japanese and Australian property share funds with a global mandate are emerging factors. U.S. based international property funds are also growing in number and size.

     The Alpine International Real Estate Equity Fund's portfolio distribution has changed over the past six months partly in response the relative performance prospects of different regions. The most notable change has been an increase in the Fund's exposure to the U.S. which was increased from 7.1% to 15.6% as we became cautious on the dollars' strength and the diminished near-term appreciation potential of some European securities. By definition, an international fund cannot have more that 20% exposure in the U.S., so this move is not extreme. However, in combination with the Fund's 10% cash position, we have taken a defensive posture in anticipation of better buying opportunities which may appear as early as this summer. Subsequent to the end of the quarter, we hedged part of the Fund's currency exposure to the Euro.

     Global property cycles have followed those in the U.S. by turning mostly positive last year although there are a few notable laggards. Some markets are even beginning to see reasonable rental growth, although for most the positive signs are typically precursors to rental growth such as rising absorption and occupancy rates. The residential sector typically leads other property types during early stages of the real estate cycle and this period has not been an exception. In this regard, please note that the portfolio's exposure to the residential segment increased from 37.2% to 42.7%. This was offset by a decline in retail exposure from over 21% to just over 17%. This reflects our uncertainty of the short-term durability of retail sales growth. Given the confluence of declining GDP growth rates around the world and low to even falling interest rates, we believe the portfolio is well positioned for the near future. We would anticipate gradually shifting the portfolio to higher commercial sector weightings over the next 18 months in anticipation of a more dynamic global economic environment in 2007.

     The FTSE EPRA, European Public Real Estate Index, appreciated 17.58% during the six-month period under review. The Alpine International Real Estate Equity Fund was fortunate to have a number of European stocks which outperformed the index during this period, many of which are not constituents of the index itself. The Fund's largest holding, Swedish residential developer, JM, gained 61.92% as the residential market Stockholm continues to recover. French developer, Nexity, gained 58.8%, while the Spanish homebuilder, Fadesa Immobiliaria added 48.14%. Other strong performances were contributed by French hotel company, Societe du Louvre, which rose 39.10% and has subsequently risen further as the company is considering acquisition offers for its prime Parisian hotel properties. Another French holding, Gecina, rose 29.50% during the period as it announced it would be acquired by a Spanish real estate company. Speaking of Spain, Immobiliaria Urbis, contributed a 29.35% gain to the portfolio. IVG, in Germany, rose by 22.37% in anticipation of new legislation which will enable Germany to create REITs.

     Southeast Asia should continue to produce relatively strong GDP growth which in turn can sustain greater domestic demand. This could continue to support recovering property market fundamentals. The strongest property share markets in Asia were in Indonesia, which gained 25.2%, and Singapore, which added 22.3%. Aside from New Zealand, which added 10.69%, the region's other property share indices either gained single digits or were negative for the six months. We have chosen not to invest in Indonesia until issues of corporate accountability and market liquidity improve. Uniquely, Singapore has embarked on a program to permit two massive Las Vegas size casinos to be developed by the winners of an international tender. This will initially cost $4 billion and produce tens of thousands of jobs, as well as large tax receipts.

     Alpine's exposure to Singapore was led by the performance of government controlled hotelier Raffles Holdings, which added 54.44% and Ascendas REIT which gained 30.6% as it continues to acquire industrial properties at a rapid pace. The Fund's industrial property plays in Thailand outperformed a modestly negative performance for the overall Thai property sector as Amata Corporation added 14.63% and Saha Pathana Inter-Holding rose by 28.91%. The tragedy of the Christmas day tsunami in Asia created an opportunity for the Fund to start building a position in Thai hotelier Minor Corporation at prices beginning at
2.60 Baht per share (adjusted for stock dividends). By the end of the fiscal period, shares were valued at 3.60 Baht. We are positive on the company's regional expansion plans for its Royal Garden Resort Hotels. Malaysia's property stock averages were also negative for the review period, yet our stocks generally performed very well as Sunway City added 48.19%, and Eastern and Oriental gained 27.27%. The Fund's largest investments Hong Kong, Midland Realty, Sino Land and Hongkong and Shanghai Hotels, provided respective returns of 45.59%, 12.10% and 26.10%. This compared with Hong Kong's property share indices which averaged a return of 9.95% for the six month period.

     Management has consciously expanded the portfolio from 71 holdings spread across 21 countries as of last October to 106 companies in 24 countries. While a number of investments are nearing fruition and others are starting to realize their potential, we would expect that this high level of diversification will moderate over the next few periods. This reflects Alpine's caution on the short-term outlook for some of the major property share indices which have run ahead of prospective valuations. This is due to significant new investments from a number of real estate equity managers who are relatively new to international property shares. In particular, well known, large property companies' shares have gained, while less well known stocks still offer reasonable value and appreciation potential. Together with a gradual slowdown in the global economic environment, we expect to see some variations in relative performance prospects for the next 12 months. We believe this can create several recipes for opportunity as overlooked and misunderstood companies offer significant relative value and some of the large capitalization companies may be forced to seek avenues of growth through mergers or acquisitions.

     We look forward to updating investors on the success of this endeavor over the next six months in our annual report to shareholders.

Samuel A. Lieber
Portfolio Manager

THE FUND INVESTS IN FOREIGN SECURITIES WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN THE REAL ESTATE INDUSTRY, THE PORTFOLIO MAY EXPERIENCE MORE VOLATILITY AND BE EXPOSED TO GREATER RISK THAN THE PORTFOLIOS OF MANY OTHER MUTUAL FUNDS. MUTUAL FUND INVESTING INVOLVES RISK; PRINCIPAL LOSS IS POSSIBLE.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The FTSE EPRA Index is a market capitalization weighted index currently consisting of 82 European real estate stocks.

ALPINE MUTUAL FUNDS
U.S. REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

  SHARES/    SECURITY
 PAR VALUE   DESCRIPTION                                              VALUE
 ---------   -----------                                              -----
REAL ESTATE INVESTMENT TRUSTS -- 14.9%

Lodging -- 6.0%
    100,000  Ashford Hospitality Trust                            $  1,024,000
  1,017,500  Highland Hospitality Corporation                       10,673,575
  1,392,600  MeriStar Hospitality Corporation (a)<F8>                9,539,310
    500,800  Sunstone Hotel Investors Inc. (a)<F8>                  10,997,568
                                                                  ------------
                                                                    32,234,453
                                                                  ------------

Mortgage & Finance -- 4.2%
    718,700  Impac Mortgage Holdings, Inc.                          13,166,584
     66,400  MortgageIT Holdings Inc.                                1,128,800
    298,400  Origen Financial, Inc.                                  2,175,336
    347,650  Saxon Capital Inc.                                      5,979,580
                                                                  ------------
                                                                    22,450,300
                                                                  ------------

Office - Industrial Buildings -- 2.0%
    187,000  Prime Group Realty Trust (a)<F8>                        1,327,700
    121,900  Vornado Realty Trust                                    9,319,255
                                                                  ------------
                                                                    10,646,955
                                                                  ------------

Retail -- 2.7%
     63,000  Alexander's, Inc. (a)<F8>                              14,456,610
                                                                  ------------
             Total Real Estate Investment Trusts
               (Cost $71,846,517)                                   79,788,318
                                                                  ------------

COMMON STOCKS -- 85.4%

Homebuilders -- 53.5%
    291,800  Brookfield Homes Corporation                           12,526,974
    100,000  Centex Corporation                                      5,772,000
    453,266  D.R. Horton, Inc.                                      13,824,613
    743,900  Fleetwood Enterprises, Inc. (a)<F8>                     5,683,396
    510,100  Hovnanian Enterprises,
               Inc. -- Class A (a)<F8>                              25,897,777
    451,000  KB HOME                                                25,707,000
    477,300  Lennar Corporation -- Class A                          24,566,631
    114,800  Levitt Corporation                                      2,879,184
    315,333  M.D.C. Holdings, Inc.                                  20,616,471
    223,000  Meritage Homes Corporation (a)<F8>                     14,113,670
    244,000  Orleans Homebuilders, Inc. (a)<F8>                      4,230,960
    116,500  Palm Harbor Homes, Inc. (a)<F8>                         1,985,160
    365,000  Pulte Homes, Inc.                                      26,079,250
    330,000  The Ryland Group, Inc.                                 20,262,000
    390,000  Standard-Pacific Corp.                                 27,927,900
    425,375  Technical Olympic USA, Inc.                             8,954,144
    341,300  Toll Brothers, Inc. (a)<F8>                            25,870,540
    686,700  WCI Communities, Inc. (a)<F8>                          19,248,201
                                                                  ------------
                                                                   286,145,871
                                                                  ------------

Lodging -- 23.8%
  1,277,500  DiamondRock Hospitality Company
               (Cost $13,309,500,
               Acquired 6/2004-4/2005) (a)<F8> r<F47>               13,413,750
    351,462  Gaylord Entertainment Company (a)<F8>                  14,058,480
    507,000  Great Wolf Resorts, Inc. (a)<F8>                       10,761,075
  1,034,200  Hilton Hotels Corporation                              22,576,586
  1,366,360  Interstate Hotels & Resorts, Inc. (a)<F8>               6,121,293
  3,056,200  La Quinta Corporation (a)<F8>                          26,588,940
    610,200  Orient-Express Hotels
               Ltd. -- Class A                                      16,029,954
    248,900  Starwood Hotels & Resorts
               Worldwide, Inc.                                      13,525,226
    157,300  Vail Resorts, Inc. (a)<F8>                              4,069,351
                                                                  ------------
                                                                   127,144,655
                                                                  ------------

Mortgage & Finance -- 2.1%
    290,000  Countrywide Financial Corporation                      10,495,100
    108,000  Delta Financial Corporation                               943,920
                                                                  ------------
                                                                    11,439,020
                                                                  ------------

Other -- 1.1%
    158,743  Churchill Downs, Incorporated                           6,016,360
                                                                  ------------

Real Estate Operating Companies -- 0.9%
    233,900  Thomas Properties Group, Inc. (a)<F8>                   3,029,005
    111,800  Wellsford Real Properties, Inc. (a)<F8>                 1,602,094
                                                                  ------------
                                                                     4,631,099
                                                                  ------------

Retirement Community -- 1.7%
    182,700  Sunrise Senior Living, Inc. (a)<F8>                     9,361,548
                                                                  ------------

Transportation -- 2.3%
     86,190  Alexander & Baldwin, Inc.                               3,510,519
    202,500  Florida East Coast Industries, Inc.                     8,626,500
                                                                  ------------
                                                                    12,137,019
                                                                  ------------
             Total Common Stocks
               (Cost $389,258,461)                                 456,875,572
                                                                  ------------

SHORT-TERM INVESTMENTS -- 1.0%
 $2,680,001  Alpine Municipal Money
               Market Fund                                           2,680,001
  1,061,210  Federated Government
               Obligations Fund                                      1,061,210
    525,387  Federated Prime Obligations Fund                          525,387
  1,275,361  Fidelity Institutional
               Government Portfolio                                  1,275,361
      1,141  Milestone Funds Treasury
               Obligations Portfolio                                     1,141
                                                                  ------------
             Total Short-Term Investments
               (Cost $5,543,100)                                     5,543,100
                                                                  ------------
             Total Investments
               (Cost $466,648,078)                    101.3%       542,206,990
             Liabilities in Excess
               of Other Assets                        (1.3)%        (7,022,766)
                                                                  ------------
             TOTAL NET ASSETS                         100.0%      $535,184,224
                                                                  ------------
                                                                  ------------

(a)<F8>  Represents non-income producing securities.
 r<F47>  Restricted Security

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
REALTY INCOME &GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

  SHARES/    SECURITY
 PAR VALUE   DESCRIPTION                                              VALUE
 ---------   -----------                                              -----
REAL ESTATE INVESTMENT TRUSTS -- 74.9%

Apartments -- 9.3%
    136,900  Apartment Investment &
               Management Company -- Class A                      $  5,218,628
    213,600  Archstone-Smith Trust                                   7,683,192
    221,800  BRE Properties, Inc. -- Class A                         8,255,396
    261,200  Equity Residential                                      8,972,220
     60,600  Essex Property Trust, Inc.                              4,602,570
     79,900  Home Properties, Inc.                                   3,343,815
     85,500  Town & Country Trust                                    2,295,675
    485,300  United Dominion Realty Trust, Inc.                     10,749,395
                                                                  ------------
                                                                    51,120,891
                                                                  ------------

Diversified -- 3.8%
    269,800  Vornado Realty Trust                                   20,626,210
                                                                  ------------

Health Care -- 7.3%
    148,000  Health Care Property Investors, Inc.                    3,794,720
    198,200  Health Care REIT, Inc.                                  6,639,700
    190,300  Nationwide Health Properties, Inc.                      4,078,129
    532,500  Omega Healthcare Investors, Inc.                        5,974,650
    325,800  Senior Housing Properties Trust                         5,636,340
    617,500  Sunrise Senior Living Real
               Estate Investment Trust                               5,422,693
    100,700  Universal Health Realty
               Income Trust                                          3,297,925
    197,000  Ventas, Inc.                                            5,315,060
                                                                  ------------
                                                                    40,159,217
                                                                  ------------

Lodging -- 10.5%
  1,338,200  FelCor Lodging Trust, Inc. (a)<F9>                     16,379,568
    345,500  Highland Hospitality Corporation                        3,624,295
    167,850  Hospitality Properties Trust                            7,012,773
    691,700  Host Marriott Corporation                              11,634,394
    192,600  Innkeepers USA Trust                                    2,555,802
    841,900  MeriStar Hospitality Corporation (a)<F9>                5,767,015
    499,500  Sunstone Hotel Investors, Inc. (a)<F9>                 10,969,020
                                                                  ------------
                                                                    57,942,867
                                                                  ------------

Manufactured Homes -- 0.6%
    259,300  Affordable Residential Communities                      3,339,784
                                                                  ------------

Mortgage & Finance -- 3.8%
    462,500  iStar Financial Inc.                                   18,426,000
     85,700  Newcastle Investment Corporation                        2,527,293
                                                                  ------------
                                                                    20,953,293
                                                                  ------------

Net Lease -- 2.6%
    333,500  Entertainment Properties Trust                         14,407,200
                                                                  ------------

Office - Industrial Buildings -- 17.1%
    196,900  Alexandria Real Estate Equities, Inc.                  13,550,658
    234,500  AMB Property Corporation                                9,143,155
    254,100  Arden Realty, Inc.                                      9,068,829
    234,600  Boston Properties, Inc.                                15,593,862
    265,283  Equity Office Properties Trust                          8,348,456
     46,600  Mack-Cali Realty Corporation                            2,049,934
    269,200  Maguire Properties, Inc.                                6,864,600
     71,400  Prentiss Properties Trust                               2,371,908
    304,700  ProLogis                                               12,063,073
    457,200  Reckson Associates
               Realty Corporation                                   14,744,700
                                                                  ------------
                                                                    93,799,175
                                                                  ------------

Retail Centers -- 19.9%
    159,200  CBL & Associates Properties, Inc.                      12,317,304
    374,126  Developers Diversified
               Realty Corporation                                   15,877,908
    471,700  General Growth Properties, Inc.                        18,448,187
     56,100  Glimcher Realty Trust                                   1,412,037
    164,900  Kimco Realty Corporation                                9,133,811
    291,700  Kite Realty Group Trust                                 4,083,800
    227,500  The Macerich Company                                   13,718,250
    157,700  The Mills Corp.                                         9,010,978
    335,700  Simon Property Group, Inc.                             22,179,699
    115,800  Taubman Centers, Inc.                                   3,427,680
                                                                  ------------
                                                                   109,609,654
                                                                  ------------
             Total Real Estate Investment Trusts
               (Cost $344,289,080)                                 411,958,291
                                                                  ------------

COMMON STOCKS -- 12.6%

Diversified -- 0.5%
    103,500  Macquarie Infrastructure
               Company Trust (a)<F9>                                 2,820,375
                                                                  ------------

Homebuilders -- 3.6%
     91,500  Hovnanian Enterprises,
               Inc. -- Class A (a)<F9>                               4,645,455
      1,000  NVR, Inc. (a)<F9>                                         718,350
     20,000  The Ryland Group, Inc.                                  1,228,000
     87,100  Standard-Pacific Corp.                                  6,237,231
     92,220  Toll Brothers, Inc. (a)<F9>                             6,990,276
                                                                  ------------
                                                                    19,819,312
                                                                  ------------

Lodging -- 8.5%
    100,067  De Vere Group plc                                         983,014
    203,100  Hilton Hotels Corporation                               4,433,673
  2,211,100  La Quinta Corporation (a)<F9>                          19,236,570
    405,100  Starwood Hotels & Resorts
               Worldwide, Inc.                                      22,013,134
                                                                  ------------
                                                                    46,666,391
                                                                  ------------
             Total Common Stocks
               (Cost $54,941,005)                                   69,306,078
                                                                  ------------

PREFERRED STOCKS -- 4.6%

Apartments -- 0.5%
     51,500  Apartment Investment &
               Management Co.
               Series T, 8.000%                                      1,302,950
     60,000  Apartment Investment &
               Management Co.
               Series U, 7.750%                                      1,495,800
                                                                  ------------
                                                                     2,798,750
                                                                  ------------

Health Care -- 0.2%
     38,400  Omega Healthcare Investors, Inc.
               Series D, 8.375%                                        996,480
                                                                  ------------

Lodging -- 2.2%
    216,300  FelCor Lodging Trust, Inc.
               Series A, 7.800%                                      5,234,460
    155,000  FelCor Lodging Trust, Inc.
               Series C, 8.000%                                      3,698,300
     81,600  La Quinta Corp.
               Series A, 9.000%                                      2,101,200
     45,500  Winston Hotels, Inc.
               Series B, 8.000%                                      1,151,150
                                                                  ------------
                                                                    12,185,110
                                                                  ------------

Mortgage & Finance -- 0.4%
     29,700  Anthracite Capital, Inc.
               Series C, 9.375%                                        778,140
     63,500  Novastar Financial, Inc.
               Series C, 8.900%                                      1,625,600
                                                                  ------------
                                                                     2,403,740
                                                                  ------------

Office - Industrial Buildings -- 1.3%
     36,700  Digital Realty Trust, Inc.
               Series A, 8.500%                                        967,045
    231,200  Prime Group Realty Trust
               Series B, 9.000%                                      6,149,920
                                                                  ------------
                                                                     7,116,965
                                                                  ------------
             Total Preferred Stocks
               (Cost $22,845,624)                                   25,501,045
                                                                  ------------

CONVERTIBLE BONDS -- 0.1%
 $  500,000  MeriStar Hospitality Corp.
               9.500% due 4/01/2010                                    605,000
                                                                  ------------
             Total Convertible Bonds
               (Cost $500,000)                                         605,000
                                                                  ------------

SHORT-TERM INVESTMENTS -- 6.7%
$27,697,163  Alpine Municipal
               Money Market Fund                                    27,697,163
  2,744,548  Federated Government
               Obligations Fund                                      2,744,548
  3,078,634  Federated Prime Obligations Fund                        3,078,634
  3,510,409  Fidelity Institutional
               Government Portfolio                                  3,510,409
      1,782  Milestone Funds Treasury
               Obligations Portfolio                                     1,782
                                                                  ------------
             Total Short-Term Investments
               (Cost $37,032,536)                                   37,032,536
                                                                  ------------
             Total Investments
               (Cost $459,608,245)                     98.9%       544,402,950
             Other Assets in
               Excess of Liabilities                    1.1%         5,943,445
                                                                  ------------
             TOTAL NET ASSETS                         100.0%      $550,346,395
                                                                  ------------
                                                                  ------------

(a)<F9>  Represents non-income producing securities.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2005 (UNAUDITED)

  SHARES/    SECURITY
 PAR VALUE   DESCRIPTION                                              VALUE
 ---------   -----------                                              -----
COMMON STOCKS -- 88.4%

ASIA -- 28.0%

Australia -- 0.7%
    250,000  Mirvac Group                                         $    817,784
     70,000  Westfield Group (a)<F10>                                  886,408
                                                                  ------------
                                                                     1,704,192
                                                                  ------------

Hong Kong -- 14.0%
 15,000,000  Far East Consortium
               International Limited                                 6,398,086
  4,800,000  The Hongkong &
               Shanghai Hotels, Limited                              4,525,804
  1,375,000  Hysan Development
               Company Limited                                       2,848,672
    400,000  Kowloon Development
               Company Limited                                         451,554
 10,606,000  Midland Realty (Holdings) Limited                       6,666,761
  5,066,800  New World China Land Limited (a)<F10>                   1,803,698
  7,000,000  Pacific Century Premium
               Developments Limited (a)<F10>                         2,267,392
  1,822,000  Shangri-La Asia Limited                                 2,781,394
  8,000,000  Sino Land Company Limited                               7,491,694
                                                                  ------------
                                                                    35,235,055
                                                                  ------------

Japan -- 4.2%
    166,700  Diamond City Co., Ltd.                                  5,007,916
        475  Japan Retail Fund
               Investment Corporation                                3,859,616
        200  NTT Urban Development
               Corporation                                             900,291
     80,000  The Sankei Building Co., Ltd.                             518,049
     23,692  Sekisui House, Ltd.                                       250,805
                                                                  ------------
                                                                    10,536,677
                                                                  ------------

Malaysia -- 0.8%
  1,000,000  Eastern & Oriental Berhad                                 184,211
    200,000  Resorts World Berhad                                      502,632
  1,000,000  SP Setia Berhad                                         1,052,632
    500,000  Sunway City Berhad                                        268,421
                                                                  ------------
                                                                     2,007,896
                                                                  ------------

New Zealand -- 0.1%
    393,215  Kiwi Income Property Trust                                330,517
                                                                  ------------

Philippines -- 0.2%
 13,625,000  SM Development Corporation                                407,731
                                                                  ------------

Singapore -- 2.7%
  1,138,500  Ascendas Real Estate
               Investment Trust (A-REIT)                             1,376,377
    695,000  City Developments Limited                               2,928,013
  2,450,000  Fortune Real Estate Investment Trust                    1,995,754
  1,197,000  Raffles Holdings Limited                                  507,947
                                                                  ------------
                                                                     6,808,091
                                                                  ------------

Thailand -- 5.3%
 16,307,700  Amarin Plaza Public
               Company Limited                                         901,275
  7,000,000  Amata Corporation Public
               Company Limited                                       1,916,593
  3,000,000  Asian Property Development
               Public Company Limited                                  279,883
  9,342,300  Central Pattana Public
               Company Limited                                       1,811,854
  3,000,000  Ch. Karnchang Public
               Company Limited                                         813,791
    178,600  Dusit Thani Public
               Company Limited                                         187,905
  1,205,100  Golden Land Property Development
               Public Company Limited (a)<F10>                         235,246
  3,930,000  Lalin Property Public
               Company Limited                                         528,052
  5,000,000  Land and Houses Public
               Company Limited                                         931,677
  2,500,000  Major Cineplex Group Public
               Company Limited                                         703,511
  7,949,000  M.K. Real Estate Development
               Public Company Limited                                  411,103
  2,485,300  Noble Development Public
               Company Limited                                         288,571
  4,500,000  Power Line Engineering Public
               Company Limited                                       1,032,450
 15,979,100  Quality Houses Public
               Company Limited                                         469,914
 12,500,000  Minor International Public
               Company Limited                                       1,254,912
  4,040,000  Saha Pathana Inter-Holding
               Public Company Limited                                1,567,043
  1,655,600  Sammakorn Public
               Company Limited                                          81,846
                                                                  ------------
                                                                    13,415,626
                                                                  ------------
             Total Common Stocks -- Asia                            70,445,785
                                                                  ------------

EUROPE -- 38.6%

Finland -- 2.4%
  1,361,000  Citycon Oyj                                             4,482,676
    166,400  Sponda Oyj                                              1,552,139
                                                                  ------------
                                                                     6,034,815
                                                                  ------------

France -- 10.7%
     40,000  Accor SA                                                1,820,263
     66,000  Club Mediterranee SA (a)<F10>                           3,116,372
 23,000,000  Euro Disney S.C.A. (a)<F10>                             2,959,151
     30,000  Gecina                                                  3,388,871
     12,489  Kaufman & Broad S.A.                                      690,289
    126,636  Nexity (a)<F10>                                         4,835,711
     16,446  Pierre & Vacances                                       1,641,955
     40,308  Societe Immobiliere de Location
               pour l'Industrie et le Commerce                       3,832,436
     17,272  Societe du Louvre                                       2,466,635
     18,426  Unibail                                                 2,266,356
                                                                  ------------
                                                                    27,018,039
                                                                  ------------

Germany -- 0.4%
     64,400  IVG Immobilien AG                                       1,110,273
                                                                  ------------

Greece -- 1.3%
    551,380  Technical Olympic S.A.                                  3,220,669
                                                                  ------------

Italy -- 1.5%
    199,414  Aedes S.p.A. Ligure Lombarda per
               Imprese e Costruzioni (a)<F10>                        1,296,929
    675,790  Risanamento S.p.A.                                      2,508,400
                                                                  ------------
                                                                     3,805,329
                                                                  ------------

Netherlands -- 1.2%
    117,417  Am N.V.                                                 1,264,433
     17,187  Wereldhave N.V.                                         1,691,613
                                                                  ------------
                                                                     2,956,046
                                                                  ------------

Norway -- 0.2%
    133,000  Choice Hotels Scandinavia ASA (a)<F10>                    431,859
     72,281  Home Invest ASA (a)<F10>                                       --
                                                                  ------------
                                                                       431,859
                                                                  ------------

Spain -- 4.7%
    296,000  Fadesa Inmobiliaria SA (a)<F10>                         6,679,756
    328,892  Inmobiliaria Urbis SA                                   5,010,076
                                                                  ------------
                                                                    11,689,832
                                                                  ------------

Sweden -- 5.7%
    346,473  JM AB                                                  11,521,610
    241,200  Skanska AB                                              2,887,510
                                                                  ------------
                                                                    14,409,120
                                                                  ------------

United Kingdom -- 10.5%
     50,000  Bellway p.l.c.                                            728,660
    614,000  Brixton plc                                             3,759,542
    110,000  Derwent Valley Holdings plc                             2,217,835
    250,000  Hammerson plc                                           4,051,025
    220,000  Land Securities Group plc                               5,572,914
    250,000  Millennium &
               Copthorne Hotels plc                                  1,696,471
     60,000  Persimmon plc                                             773,677
    540,000  Shaftesbury plc                                         3,507,296
     75,000  Slough Estates plc                                        683,834
    125,000  St. Modwen Properties plc                                 929,900
    250,000  Unite Group plc                                         1,359,084
     50,000  Westbury plc                                              398,426
     40,000  Wilson Bowden plc                                         816,404
                                                                  ------------
                                                                    26,495,068
                                                                  ------------
             Total Common Stocks -- Europe                          97,171,050
                                                                  ------------

NORTH & SOUTH AMERICA -- 21.8%

Argentina -- 1.1%
          8  IRSA Inversiones y
               Representaciones S.A. (a)<F10>                                9
    253,321  IRSA Inversiones y
               Representaciones S.A. --
               GDR (a)<F10>                                          2,852,394
                                                                  ------------
                                                                     2,852,403
                                                                  ------------

Bermuda -- 0.4%
     42,900  Orient-Express Hotel
               Ltd. -- Class A                                       1,126,983
                                                                  ------------

Canada -- 3.0%
    150,100  ClubLink Corporation                                    1,073,591
    842,000  Killam Properties (a)<F10>                              1,773,266
    300,000  Parkbridge Lifestyles
               Communities, Inc.                                     1,096,718
    250,000  Sunrise Senior Living Real Estate
               Investment Trust (Cost $2,026,750,
               Acquired 12/22/04) r<F11>                             2,195,422
    150,000  Sunrise Senior Living Real
               Estate Investment Trust                               1,317,253
                                                                  ------------
                                                                     7,456,250
                                                                  ------------

Mexico -- 1.7%
    189,900  Desarrolladora Homex
               S.A. de C.V. -- ADR (a)<F10>                          4,204,386
                                                                  ------------

United States -- 15.6%
     12,000  Alexander's, Inc. (a)<F10>                              2,753,640
    100,000  Countrywide Financial
               Corporation                                           3,619,000
     81,666  D.R. Horton, Inc.                                       2,490,813
     20,000  Gaylord Entertainment
               Company (a)<F10>                                        800,000
     60,000  Hilton Hotels Corporation                               1,309,800
     60,000  Hovnanian Enterprises,
               Inc. -- Class A (a)<F10>                              3,046,200
    100,000  Impac Mortgage Holdings, Inc.                           1,832,000
     50,000  KB HOME                                                 2,850,000
     65,000  La Quinta Corporation (a)<F10>                            565,500
     30,000  Lennar Corporation -- Class A                           1,544,100
     26,000  M.D.C. Holdings, Inc.                                   1,699,880
     90,900  MeriStar Hospitality
               Corporation (a)<F10>                                    622,665
     40,300  Pulte Homes, Inc.                                       2,879,435
     28,300  The Ryland Group, Inc.                                  1,737,620
     31,600  Standard-Pacific Corp.                                  2,262,876
    119,900  Starwood Hotels &
               Resorts Worldwide, Inc.                               6,515,366
     15,000  Toll Brothers, Inc. (a)<F10>                            1,137,000
     20,000  Vornado Realty Trust                                    1,529,000
                                                                  ------------
                                                                    39,194,895
                                                                  ------------
             Total Common Stocks --
               North & South America                                54,834,917
                                                                  ------------
             Total Common Stocks
               (Cost $182,880,838)                                 222,451,752
                                                                  ------------

RIGHTS -- 0.2%
    346,473  JM AB (a)<F10>
               Expiration June 2005
               (Acquired 6/2003 -- 2/2005,
               Cost $0)                                                288,040
  4,500,000  Power Line Engineering Public
               Company Limited (a)<F10>
               Expiration June 2005,
               Exercise Price 8.00 TB
               (Acquired 1/7/2005 & 1/10/2005,
               Cost $251,742)                                          119,787
                                                                  ------------
             Total Rights
               (Cost $251,742)                                         407,827
                                                                  ------------

WARRANTS  -- 0.3%
    300,000  City Developments Limited (a)<F10>
               Expiration May 2006,
               Exercise Price 2.50 SPD
               (Acquired 6/2001 -- 5/2004,
               Cost $287,435)                                          794,969
    375,000  Major Cineplex Group Public
               Company Limited (a)<F10>
               Expiration February 2007,
               Exercise Price 12.80 TB
               (Acquired 4/2003 -- 5/2003,
               Cost $0)                                                 17,873
                                                                  ------------
             Total Warrants
               (Cost $287,435)                                         812,842
                                                                  ------------

SHORT-TERM INVESTMENTS -- 10.6%
$26,690,000  Alpine Municipal
               Money Market Fund                                  $ 26,690,000
      8,277  Fidelity Institutional
               Government Portfolio                                      8,277
    111,591  Milestone Funds Treasury
               Obligations Portfolio                                   111,591
                                                                  ------------
             Total Short-Term Investments
               (Cost $26,809,868)                                   26,809,868
                                                                  ------------
             Total Investments
               (Cost $210,229,883)                     99.5%       250,482,289
             Other Assets in
               Excess of Liabilities                    0.5%         1,213,659
                                                                  ------------
             TOTAL NET ASSETS                         100.0%      $251,695,948
                                                                  ------------
                                                                  ------------

(a)<F10>   Represents non-income producing securities.
  r<F11>   Restricted Security
ADR - American Depository Receipt
GDR - Global Depository Receipt
EURO - European Monetary Unit
SPD - Singapore Dollars
TB - Thai Baht

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                           APRIL 30, 2005 (UNAUDITED)

                                                                                                 REALTY         INTERNATIONAL
                                                                         U.S. REAL ESTATE       INCOME &         REAL ESTATE
                                                                            EQUITY FUND        GROWTH FUND       EQUITY FUND
                                                                         ----------------      -----------      -------------
ASSETS:
   Investments, at value(1)<F12>                                           $542,206,990       $544,402,950       $250,482,289
   Cash                                                                              --            141,021                 --
   Dividends receivable                                                         226,263            890,068          1,063,673
   Interest receivable                                                           25,908             79,955             77,748
   Receivable for capital shares issued                                       2,470,467          2,461,986            890,819
   Receivable for investment securities sold                                    589,585          7,099,007          5,632,612
   Prepaid expenses and other assets                                             55,432             47,942             28,413
                                                                           ------------       ------------       ------------
       Total assets                                                         545,574,645        555,122,929        258,175,554
                                                                           ------------       ------------       ------------
LIABILITIES:
   Payable for investment securities purchased                                8,826,677          3,789,237          4,731,334
   Payable for capital shares redeemed                                          848,938            225,373          1,400,598
   Accrued expenses and other liabilities:
       Investment advisory fees                                                 434,670            433,862            210,596
       Distribution fees                                                         11,195                 --                 --
       Other                                                                    268,941            327,735            137,078
                                                                           ------------       ------------       ------------
       Total liabilities                                                     10,390,421          4,776,207          6,479,606
                                                                           ------------       ------------       ------------
NET ASSETS                                                                 $535,184,224       $550,346,722       $251,695,948
                                                                           ------------       ------------       ------------
                                                                           ------------       ------------       ------------
NET ASSETS REPRESENTED BY
   Capital Stock                                                           $457,618,367       $454,606,269       $210,607,072
   Accumulated undistributed net investment income                              231,447          1,121,150                 --
   Accumulated net realized gains from investments,
     short sales and foreign currencies                                       1,775,498          9,825,816            834,163
   Net unrealized appreciation/depreciation on:
       Investments                                                           75,558,912         84,794,705         40,252,406
       Foreign currency translation                                                  --             (1,218)             2,307
                                                                           ------------       ------------       ------------
       TOTAL NET ASSETS                                                    $535,184,224       $550,346,722       $251,695,948
                                                                           ------------       ------------       ------------
                                                                           ------------       ------------       ------------
NET ASSET VALUE
   Class B Shares*<F13>
       Net assets                                                          $  1,108,527       $         --       $         --
       Shares of beneficial interest issued and outstanding                      30,989                 --                 --
       Net asset value and offering price per share                        $      35.77       $         --       $         --
   Class Y Shares
       Net assets                                                          $534,075,697       $550,346,722       $251,695,948
       Shares of beneficial interest issued and outstanding                  13,533,960         26,079,318          9,343,590
       Net asset value, offering price and redemption price per share      $      39.46       $      21.10       $      26.94

(1)<F12>  Cost of Investments                                              $466,648,078       $459,608,245       $210,229,883

  *<F13> Class B shares are subject to a Contingent Deferred Sales Change ("CDSC") on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption with a maximum of 5.00%.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                  SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

                                                                                         REALTY        INTERNATIONAL
                                                                   U.S. REAL ESTATE     INCOME &        REAL ESTATE
                                                                     EQUITY FUND       GROWTH FUND      EQUITY FUND
                                                                   ----------------    -----------     -------------
INVESTMENT INCOME:
   Interest income                                                   $   236,020      $   518,229       $   395,224
   Dividend income*<F14>                                               2,878,848       11,523,463         2,296,473
                                                                     -----------      -----------       -----------
       Total investment income                                         3,114,868       12,041,692         2,691,697
                                                                     -----------      -----------       -----------
EXPENSES:
   Investment advisory fees                                            1,922,586        2,439,999           971,863
   Administration fees                                                    86,704          110,239            44,015
   Distribution fees -- Class B                                            7,633               --                --
   Shareholder service fees -- Class B                                     2,544               --                --
   Fund accounting fees                                                   54,424           69,107            27,362
   Audit fees                                                             11,455           11,455            12,155
   Custodian fees                                                         19,632           24,660            10,091
   Interest expense                                                       70,967              621            10,606
   Legal fees                                                              5,368            8,202             2,870
   Registration and filing fees                                           33,740           43,921            22,144
   Printing fees                                                          31,508           43,206             5,784
   Transfer agent fees                                                    90,546          117,668            44,936
   Trustee fees                                                            3,441            3,441             3,241
   Other fees                                                              8,757           11,814             6,497
                                                                     -----------      -----------       -----------
       Net expenses                                                    2,349,305        2,884,333         1,161,564
                                                                     -----------      -----------       -----------
Net investment income                                                    765,563        9,157,359         1,530,133
                                                                     -----------      -----------       -----------

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions                                               3,124,886       10,015,135         3,085,200
       Short transactions                                                     --           37,580           (83,656)
       Option contracts expired or closed                                     --               --            79,659
       Foreign currencies                                                     --           (8,053)         (180,707)
                                                                     -----------      -----------       -----------
       Net realized gain                                               3,124,886       10,044,662         2,900,496
                                                                     -----------      -----------       -----------
   Change in unrealized appreciation/depreciation on:
       Investments                                                    41,526,504       21,679,600        15,156,049
       Foreign currency translation                                           --           (1,218)             (774)
                                                                     -----------      -----------       -----------
       Net unrealized gain                                            41,526,504       21,678,382        15,155,275
                                                                     -----------      -----------       -----------
Net realized/unrealized gain on investments                           44,651,390       31,723,044        18,055,771
                                                                     -----------      -----------       -----------
Change in net assets resulting from operations                       $45,416,953      $40,880,403       $19,585,904
                                                                     -----------      -----------       -----------
                                                                     -----------      -----------       -----------
*<F14>  Net of foreign taxes withheld                                $       270      $    70,491       $   277,392
                                                                     -----------      -----------       -----------
                                                                     -----------      -----------       -----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      U.S REAL ESTATE EQUITY FUND
                                                                                 ------------------------------------
                                                                                 SIX MONTHS ENDED       YEAR ENDED
                                                                                  APRIL 30, 2005     OCTOBER 31, 2004
                                                                                 ----------------    ----------------
                                                                                   (UNAUDITED)
OPERATIONS:
   Net investment income (loss)                                                    $    765,563        $   (335,865)
   Net realized gain (loss) on:
       Long transactions                                                              3,124,886          17,820,057
       Short transactions                                                                    --            (131,624)
   Change in unrealized appreciation/depreciation on:
       Investments                                                                   41,526,504          13,785,989
       Short positions                                                                       --              (8,930)
                                                                                   ------------        ------------
   Change in net assets resulting from operations                                    45,416,953          31,129,627
                                                                                   ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class B Shareholders:
       From net investment income                                                        (2,468)                 --
       From net realized gains on investments                                          (178,870)           (141,744)
   Distributions to Class Y Shareholders:
       From net investment income                                                      (622,756)            (13,181)
       From net realized gains on investments                                       (18,224,728)         (6,199,330)
                                                                                   ------------        ------------
   Change in net assets resulting from distributions to shareholders                (19,028,822)         (6,354,255)
                                                                                   ------------        ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                        368,303,449         218,039,206
   Dividends reinvested                                                              17,393,229           5,883,810
   Cost of shares redeemed                                                          (96,220,417)       (140,298,603)
                                                                                   ------------        ------------
   Change in net assets from shares of beneficial interest transactions             289,476,261          83,624,413
                                                                                   ------------        ------------
       Total change in net assets                                                   315,864,392         108,399,785
                                                                                   ------------        ------------
NET ASSETS:
   Beginning of period                                                              219,319,832         110,920,047
                                                                                   ------------        ------------
   End of period*<F15>                                                             $535,184,224        $219,319,832
                                                                                   ------------        ------------
                                                                                   ------------        ------------
*<F15> Including accumulated undistributed net investment income of                $    231,447        $     91,108
                                                                                   ------------        ------------
                                                                                   ------------        ------------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     REALTY INCOME & GROWTH FUND
                                                                                 ------------------------------------
                                                                                 SIX MONTHS ENDED       YEAR ENDED
                                                                                  APRIL 30, 2005     OCTOBER 31, 2004
                                                                                 ----------------    ----------------
                                                                                   (UNAUDITED)
OPERATIONS:
   Net investment income                                                           $  9,157,359        $ 10,554,528
   Net realized gain (loss) on:
       Long transactions                                                             10,015,135          10,642,138
       Short transactions                                                                37,580             357,965
       Foreign currencies                                                                (8,053)                 --
   Change in unrealized appreciation/depreciation on investments                     21,678,382          38,603,810
                                                                                   ------------        ------------
   Change in net assets resulting from operations                                    40,880,403          60,158,441
                                                                                   ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class Y Shareholders:
       From net investment income                                                    (9,950,657)         (7,906,453)
       From net realized gains on investments                                        (7,702,088)         (4,996,867)
                                                                                   ------------        ------------
   Change in net assets resulting from distributions to shareholders                (17,652,745)        (12,903,320)
                                                                                   ------------        ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                        223,896,412         311,585,922
   Dividends reinvested                                                              16,032,143          11,195,810
   Cost of shares redeemed                                                         (106,987,466)       (159,269,240)
                                                                                   ------------        ------------
   Change in net assets from shares of beneficial interest transactions             132,941,089         163,512,492
                                                                                   ------------        ------------
       Total change in net assets                                                   156,168,747         210,767,613
                                                                                   ------------        ------------
NET ASSETS:
   Beginning of period                                                              394,177,975         183,410,362
                                                                                   ------------        ------------
   End of period*<F16>                                                             $550,346,722        $394,177,975
                                                                                   ------------        ------------
                                                                                   ------------        ------------
*<F16> Including accumulated undistributed net investment income of                $  1,121,150        $  1,914,448
                                                                                   ------------        ------------
                                                                                   ------------        ------------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 INTERNATIONAL REAL ESTATE EQUITY FUND
                                                                                 -------------------------------------
                                                                                 SIX MONTHS ENDED       YEAR ENDED
                                                                                  APRIL 30, 2005     OCTOBER 31, 2004
                                                                                 ----------------    ----------------
                                                                                   (UNAUDITED)
OPERATIONS:
   Net investment income                                                           $  1,530,133        $  1,261,653
   Net realized gain (loss) on:
       Long transactions                                                              3,085,200           6,081,898
       Short transactions                                                               (83,656)                827
       Options contracts expired or closed                                               79,659               1,508
       Foreign currencies                                                              (180,707)             (7,576)
       Forward currency exchange contracts                                                   --              (8,103)
   Change in unrealized appreciation/depreciation on:
       Investments                                                                   15,156,049          10,020,498
       Foreign currency translation                                                        (774)             (6,358)
       Foreign currencies                                                                    --                 165
       Forward currency exchange contracts                                                   --             (28,447)
                                                                                   ------------        ------------
   Change in net assets resulting from operations                                    19,585,904          17,316,065
                                                                                   ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class Y Shareholders:
       From net investment income                                                    (3,542,113)         (1,848,790)
       From net realized gain on investments                                         (5,398,131)           (441,396)
                                                                                   ------------        ------------
   Change in net assets resulting from distributions to shareholders                 (8,940,244)         (2,290,186)
                                                                                   ------------        ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                        195,753,255          50,237,782
   Dividends reinvested                                                               8,436,642           2,152,111
   Redemption fees                                                                       73,368              59,916
   Cost of shares redeemed                                                          (58,300,349)        (58,816,665)
                                                                                   ------------        ------------
   Change in net assets from shares of beneficial interest transactions             145,962,916          (6,366,856)
                                                                                   ------------        ------------
       Total change in net assets                                                   156,608,576           8,659,023
                                                                                   ------------        ------------
NET ASSETS:
   Beginning of period                                                               95,087,372          86,428,349
                                                                                   ------------        ------------
   End of period*<F17>                                                             $251,695,948        $ 95,087,372
                                                                                   ------------        ------------
                                                                                   ------------        ------------
*<F17> Including accumulated overdistributed
         net investment income of                                                  $         --        $    (53,403)
                                                                                   ------------        ------------
                                                                                   ------------        ------------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         U.S. REAL ESTATE EQUITY FUND
                                              ----------------------------------------------------------------------------------
                                              SIX MONTHS               YEAR ENDED                                  YEAR ENDED
                                                ENDED                 OCTOBER 31,              PERIOD ENDED      SEPTEMBER 30,
                                              APRIL 30,      -----------------------------     OCTOBER 31,     -----------------
                                                 2005        2004         2003        2002     2001(A)<F18>    2001         2000
                                                 ----        ----         ----        ----     ------------    ----         ----
                                             (UNAUDITED)
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD            $31.60      $27.10       $16.42      $12.75       $12.80      $12.89       $10.65
                                                ------      ------       ------      ------       ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                           (0.11)(b)   (0.34)(b)    (0.13)(b)   (0.15)       (0.01)      (0.18)       (0.20)
                                                      <F19>       <F19>        <F19>
   Net realized/unrealized
     gains (losses) on investments                6.88        6.10        10.81        3.82        (0.04)       0.09         2.44
                                                ------      ------       ------      ------       ------      ------       ------
   Total from investment operations               6.77        5.76        10.68        3.67        (0.05)      (0.09)        2.24
                                                ------      ------       ------      ------       ------      ------       ------
LESS DISTRIBUTIONS:
   Net investment income                         (0.04)         --           --          --           --          --           --
   Net realized gains on investments             (2.57)      (1.26)          --          --           --          --           --
   Return of capital                                --          --           --          --           --          --           --
                                                ------      ------       ------      ------       ------      ------       ------
   Total distributions                           (2.61)      (1.26)          --          --           --          --           --
                                                ------      ------       ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                  $35.77      $31.60       $27.10      $16.42       $12.75      $12.80       $12.89
                                                ------      ------       ------      ------       ------      ------       ------
                                                ------      ------       ------      ------       ------      ------       ------
TOTAL RETURN
  (excludes redemption charges)                  21.59%(c)   21.91%       65.04%      28.78%       (0.39)%(c)  (0.70)%      20.92%
                                                      <F20>                                              <F20>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)            $1,109      $2,547       $3,167      $2,275       $2,075      $2,089       $2,343
   Ratio of expenses to average net assets:
      Before waivers and reimbursements           2.22%(d)    2.31%        2.67%       2.72%        3.46%(d)    3.16%        3.87%
                                                      <F21>                                             <F21>
      After waivers and reimbursements            2.22%(d)    2.31%        2.67%       2.72%        3.23%(d)    2.97%        3.66%
                                                      <F21>                                             <F21>
   Ratio of net investment loss
     to average net assets                       (0.60)%(d)  (1.17)%      (0.68)%     (0.84)%      (1.33)%(d)  (1.23)%      (1.51)%
                                                       <F21>                                             <F21>
   Ratio of interest expense
     to average net assets                        0.04%(d)    0.03%        0.05%       0.00%        0.03%(d)    0.00%        0.30%
                                                      <F21>                                             <F21>
   Portfolio turnover (e)<F22>                       5%         73%          86%        115%          10%        151%         143%

(a)<F18>  For the period from October 1, 2001 to October 31, 2001.
(b)<F19> Net investment income per share is calculated using average shares outstanding during the period.
(c)<F20>  Not annualized.
(d)<F21>  Annualized.
(e)<F22> Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         U.S. REAL ESTATE EQUITY FUND
                                              ----------------------------------------------------------------------------------
                                              SIX MONTHS               YEAR ENDED                                  YEAR ENDED
                                                ENDED                 OCTOBER 31,              PERIOD ENDED      SEPTEMBER 30,
                                              APRIL 30,      -----------------------------     OCTOBER 31,     -----------------
                                                 2005        2004         2003        2002     2001(A)<F23>    2001         2000
                                                 ----        ----         ----        ----     ------------    ----         ----
                                             (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD            $34.51      $29.21       $17.53      $13.54       $13.57      $13.54       $11.07
                                                ------      ------       ------      ------       ------      ------       ------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)                   0.09       (0.05)(b)     0.07(c)     0.03           --       (0.04)       (0.06)
                                                                  <F24>       <F25>
   Net realized/unrealized gains (losses)
     on investments                               7.51        6.61        11.63        3.96        (0.03)       0.07         2.53
                                                ------      ------       ------      ------       ------      ------       ------
   Total from investment operations               7.60        6.56        11.70        3.99        (0.03)       0.03         2.47
                                                ------      ------       ------      ------       ------      ------       ------
LESS DISTRIBUTIONS:
   Net investment income                         (0.09)         --        (0.02)         --           --          --           --
   Net realized gains on investments             (2.56)      (1.26)          --          --           --          --           --
   Return of capital                                --          --           --          --           --          --           --
                                                ------      ------       ------      ------       ------      ------       ------
   Total distributions                           (2.65)      (1.26)       (0.02)         --           --          --           --
                                                ------      ------       ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                  $39.46      $34.51       $29.21      $17.53       $13.54      $13.57       $13.54
                                                ------      ------       ------      ------       ------      ------       ------
                                                ------      ------       ------      ------       ------      ------       ------

TOTAL RETURN                                     22.21%(d)   23.12%       66.81%      29.47%       (0.22)%(d)   0.22%       22.31%
                                                      <F26>                                              <F26>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)          $534,076    $216,773     $107,753     $36,083      $19,314     $19,643      $17,891
   Ratio of expenses to average net assets:
      Before waivers and reimbursements           1.22%(e)    1.31%        1.67%       1.72%        2.46%(e)    2.16%        2.78%
                                                      <F27>                                             <F27>
      After waivers and reimbursements            1.22%(e)    1.31%        1.67%       1.72%        2.23%(e)    1.98%        2.57%
                                                      <F27>                                             <F27>
   Ratio of net investment income (loss)
     to average net assets                        0.40%(e)   (0.17)%       0.32%       0.16%       (0.33)%(e)  (0.25)%      (0.47)%
                                                      <F27>                                              <F27>
   Ratio of interest expense
     to average net assets                        0.04%(e)    0.03%        0.05%       0.00%        0.03%(e)    0.00%        0.30%
                                                      <F27>                                             <F27>
   Portfolio turnover (f)<F28>                       5%         73%          86%        115%          10%        151%         143%

(a)<F23>  For the period from October 1, 2001 to October 31, 2001.
(b)<F24> Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.
(c)<F25> Net investment income is calculated using average shares outstanding during the period.
(d)<F26>  Not annualized.
(e)<F27>  Annualized.
(f)<F28> Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                REALTY INCOME & GROWTH FUND
                                                          -----------------------------------------------------------------------
                                                            SIX MONTHS                     YEAR ENDED OCTOBER 31,
                                                              ENDED        ------------------------------------------------------
                                                          APRIL 30, 2005   2004         2003        2002         2001        2000
                                                          --------------   ----         ----        ----         ----        ----
                                                           (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                          $19.97      $16.67       $13.55      $11.92       $11.43      $ 9.90
                                                              ------      ------       ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.36        0.71(a)      0.77(a)     0.76(a)      0.59        0.67
                                                                               <F29>        <F29>       <F29>
   Net realized/unrealized gains on investments                 1.53        3.45         3.21        1.74         0.71        1.77
                                                              ------      ------       ------      ------       ------      ------
   Total from investment operations                             1.89        4.16         3.98        2.50         1.30        2.44
                                                              ------      ------       ------      ------       ------      ------
LESS DISTRIBUTIONS:
   Net investment income                                       (0.42)      (0.82)       (0.81)      (0.81)       (0.81)      (0.88)
   Net realized gains on investments                           (0.34)      (0.04)       (0.05)      (0.06)          --       (0.01)
   Return of capital                                              --          --           --          --           --       (0.02)
                                                              ------      ------       ------      ------       ------      ------
   Total distributions                                         (0.76)      (0.86)       (0.86)      (0.87)       (0.81)      (0.91)
                                                              ------      ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                $21.10      $19.97       $16.67      $13.55       $11.92      $11.43
                                                              ------      ------       ------      ------       ------      ------
                                                              ------      ------       ------      ------       ------      ------

TOTAL RETURN                                                    9.57%(b)   25.51%       30.45%      21.21%       11.44%      25.72%
                                                                    <F30>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                        $550,347    $394,153     $183,410     $49,650       $8,051      $7,255
   Ratio of expenses to average net assets:
      Before waivers and recoveries                             1.18%(c)    1.25%        1.38%       1.57%        2.59%       3.10%
                                                                    <F31>
      After waivers and recoveries                              1.18%(c)    1.25%        1.40%       1.46%        1.41%       1.49%
                                                                    <F31>
   Ratio of net investment income to average net assets         3.75%(c)    3.85%        4.98%       5.62%        4.68%       6.10%
                                                                    <F31>
   Ratio of interest expense to average net assets              0.00%(c)    0.01%        0.00%       0.00%        0.11%       0.12%
                                                                    <F31>
   Portfolio turnover                                             21%         65%          45%         86%         149%        137%

(a)<F29> Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.
(b)<F30>  Not annualized.
(c)<F31>  Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        INTERNATIONAL REAL ESTATE EQUITY FUND
                                                       -----------------------------------------------------------------------
                                                         SIX MONTHS                     YEAR ENDED OCTOBER 31,
                                                           ENDED        ------------------------------------------------------
                                                       APRIL 30, 2005   2004         2003        2002         2001        2000
                                                       --------------   ----         ----        ----         ----        ----
                                                        (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                      $24.28       $20.23      $13.81       $12.34      $12.73       $13.23
                                                          ------       ------      ------       ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                             0.21(b)      0.29(a)     0.22(a)      0.12(a)       --        (0.14)(b)
                                                               <F33>        <F32>       <F32>        <F32>                     <F33>
   Net realized/unrealized
     gains (losses) on investments                          4.29         4.30        6.42         1.60       (0.39)       (0.31)
                                                          ------       ------      ------       ------      ------       ------
   Total from investment operations                         4.50         4.59        6.64         1.72       (0.39)       (0.45)
                                                          ------       ------      ------       ------      ------       ------
LESS DISTRIBUTIONS:
   Net investment income                                   (0.73)       (0.44)      (0.22)       (0.25)         --        (0.04)
   Net realized gain on investments                        (1.11)       (0.10)         --           --          --           --
   Return of capital                                          --           --          --           --          --        (0.01)
                                                          ------       ------      ------       ------      ------       ------
   Total distributions                                      1.84        (0.54)      (0.22)       (0.25)         --        (0.05)
                                                          ------       ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                            $26.94       $24.28      $20.23       $13.81      $12.34       $12.73
                                                          ------       ------      ------       ------      ------       ------
                                                          ------       ------      ------       ------      ------       ------

TOTAL RETURN                                               18.69%(c)    23.25%      48.87%       14.03%      (3.06)%      (3.42)%
                                                               <F50>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                    $251,696      $87,621     $86,428      $31,457     $25,344      $29,580
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                     1.20%(d)     1.35%       1.52%        1.81%       2.14%        2.60%
                                                               <F51>
      After waivers and reimbursements                      1.20%(d)     1.35%       1.52%        1.81%       1.96%        2.40%
   Ratio of net investment income (loss)                       <F51>
     to average net assets                                  1.57%(d)     1.40%       1.36%        0.82%       0.00%       (1.08)%
                                                               <F51>
   Ratio of interest expense to average net assets          0.01%(d)     0.00%       0.02%        0.00%       0.11%        0.33%
                                                               <F51>
   Portfolio turnover                                          5%          38%         51%          48%         49%          72%

(a)<F32> Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.
(b)<F33> Net investment income per share is calculated using average shares outstanding during the period.
(c)<F50>  Not annualized.
(d)<F51>  Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2005 (UNAUDITED)

1.   ORGANIZATION:

     Alpine Equity Trust (the "Equity Trust") was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Alpine U.S. Real Estate Equity Fund, the Alpine Realty Income & Growth Fund and the Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust (individually referred to as a "Fund" and collectively, "the Funds"). The Alpine U.S. Real Estate Equity Fund and the Alpine International Real Estate Equity Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Management & Research, LLC (the "Adviser") is a Delaware Corporation and serves as the investment manager to the Funds. The Funds currently offer Class Y shares for sale to investors. Effective May 1, 2005, the Equity Trust Board of Trustees voted to merge the U.S. Real Estate Equity Fund Class B shares into the U.S. Real Estate Equity Fund Class Y shares.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     A.   VALUATION OF SECURITIES:

     The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the- counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets, but after the close of the securities' primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B.   SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     C.   SHORT SALE TRANSACTIONS:

     The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security they do not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, the Funds maintain the collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

     D.   INTEREST EXPENSE:

     The U.S. Real Estate Equity Fund, the Realty Income & Growth Fund and the International Real Estate Equity Fund are charged by U.S. Bank, N.A. for all cash overdrafts at the bank's prime lending rate. The U.S. Real Estate Equity Fund, the Realty Income & Growth Fund and the International Real Estate Equity Fund incurred interest expense totaling $70,967, $621 and $10,606, respectively, for the six months ended April 30, 2005.

     E.   INCOME TAXES:

     It is each Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

     F.   DIVIDENDS AND DISTRIBUTIONS:

     The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital.

     G.   CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the U.S. Real Estate Equity Fund are allocated among the classes of that Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Class B shares.

     H.   FOREIGN EXCHANGE TRANSACTIONS:

     The U.S. Real Estate Equity Fund and the Realty Income & Growth Fund may invest up to 15% and 35%, respectively, of the value of their total assets in foreign securities. The International Real Estate Equity Fund will, under normal market conditions, invest no less than 80% of its total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

          i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

     I.   RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     J.   FORWARD CURRENCY CONTRACTS:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

3.   CAPITAL SHARE TRANSACTIONS:

     The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

     U.S. REAL ESTATE EQUITY FUND

                                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                                  APRIL 30, 2005                  OCTOBER 31, 2004
                                                              ----------------------          -----------------------
                                                              SHARES          AMOUNT          SHARES           AMOUNT
                                                              ------          ------          ------           ------
     CLASS B
          Shares sold                                               --     $         --             --      $         --
          Shares issued in reinvestment of dividends             4,045          141,348          4,097           113,971
          Shares redeemed                                      (53,648)      (3,056,757)       (40,355)       (1,173,001)
                                                            ----------     ------------     ----------      ------------
          Net change                                           (49,603)      (2,915,409)       (36,258)       (1,059,030)
                                                            ----------     ------------     ----------      ------------
     CLASS Y
          Shares sold                                        9,164,273      368,293,174      6,915,988       218,039,206
          Shares issued in reinvestment of dividends           449,652       17,262,155        191,498         5,769,839
          Shares redeemed                                   (2,360,560)     (93,163,659)    (4,516,295)     (139,125,602)
                                                            ----------     ------------     ----------      ------------
          Net change                                         7,253,365      292,391,670      2,591,191        84,683,443
                                                            ----------     ------------     ----------      ------------
          Total net change                                   7,203,762     $289,476,261      2,554,933      $ 83,624,413
                                                            ----------     ------------     ----------      ------------
                                                            ----------     ------------     ----------      ------------

     REALTY INCOME & GROWTH FUND

                                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                                  APRIL 30, 2005                  OCTOBER 31, 2004
                                                              ----------------------          -----------------------
                                                              SHARES          AMOUNT          SHARES           AMOUNT
                                                              ------          ------          ------           ------
     CLASS Y
          Shares sold                                       10,733,409     $223,896,412     16,982,173      $311,585,922
          Shares issued in reinvestment of dividends           762,400       16,032,143        610,952        11,195,810
          Shares redeemed                                   (5,153,309)    (106,987,466)    (8,860,181)     (159,269,240)
                                                            ----------     ------------     ----------      ------------
          Total net change                                   6,342,500     $132,941,089      8,732,944      $163,512,492
                                                            ----------     ------------     ----------      ------------
                                                            ----------     ------------     ----------      ------------

     INTERNATIONAL REAL ESTATE EQUITY FUND

                                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                                  APRIL 30, 2005                  OCTOBER 31, 2004
                                                              ----------------------          -----------------------
                                                              SHARES          AMOUNT          SHARES           AMOUNT
                                                              ------          ------          ------           ------
     CLASS Y
          Shares sold                                        7,255,101     $195,753,255      2,326,485      $ 50,237,782
          Shares issued in reinvestment of dividends           322,625        8,436,642        105,032         2,152,111
          Redemption fees                                           --           73,368             --            59,916
          Shares redeemed                                   (2,149,972)     (58,300,349)    (2,788,734)      (58,816,665)
                                                            ----------     ------------     ----------      ------------
          Total net change                                   5,427,754     $145,962,916       (357,217)     $ (6,366,856)
                                                            ----------     ------------     ----------      ------------
                                                            ----------     ------------     ----------      ------------

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2005 are as follows:

                                                         NON-U.S. GOVERNMENT                       U.S. GOVERNMENT
                                                      -------------------------               ------------------------
                                                      PURCHASES           SALES               PURCHASES          SALES
                                                      ---------           -----               ---------          -----
     U.S. Real Estate Equity Fund                    $291,429,426      $18,938,858                --               --
     Realty Income & Growth Fund                      231,263,529       93,211,797                --               --
     International Real Estate Equity Fund            123,285,802        7,565,726                --               --

5.   DISTRIBUTION PLANS:

     Quasar Distributors, LLC ("Quasar") serves as the Funds' distributor. The U.S. Real Estate Equity Fund has adopted a distribution and servicing plan (the "Plan") for its Class B shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets for distribution fees and up to 0.75% of the Fund's average daily net assets for shareholder servicing fees. Amounts paid under the plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $10,177 pursuant to the plan for the six months ended April 30, 2005.

     The plan for the U.S. Real Estate Equity Fund was terminated upon the conversion of Class B shares into Class Y shares.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Funds. Pursuant to the investment adviser's agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds' average daily net assets, in accordance with the following schedule:

          First $750 million                 1.00%
          Next $250 million                  0.90%
          Over $1 billion                    0.80%

     Alpine is entitled to an annual fee based on 1.00% of the Fund's average daily net assets for the International Real Estate Equity Fund.

     The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that the Fund's total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed 1.50% of the Fund's average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. No reimbursements or recoupments were made for the six months ended April 30, 2005. Furthermore, at April 30, 2005 there are no recoverable expenses eligible for recoupment from the three previous years. The expense limitation will remain in effect unless and until the Board of Trustees of the Equity Trust approve its modification or termination.

     At April 30, 2005, the U.S. Real Estate Fund, the Realty Income & Growth Fund and the International Real Estate Equity Fund had $2,680,001, $27,697,163 and $26,690,000, respectively, invested in the Alpine Municipal Money Market Fund.

7.   CONCENTRATION OF CREDIT RISK:

     The Funds invest a substantial portion of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   FEDERAL INCOME TAX INFORMATION:

     At October 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

                                                                                 REALTY          INTERNATIONAL
                                                        U.S. REAL ESTATE        INCOME &          REAL ESTATE
                                                          EQUITY FUND         GROWTH FUND         EQUITY FUND
                                                        ----------------      -----------        -------------
     Cost of Investments                                  $186,747,804        $325,048,300        $78,575,754
                                                          ------------        ------------        -----------
                                                          ------------        ------------        -----------
     Gross unrealized appreciation                        $ 39,198,675        $ 65,972,233        $28,731,714
     Gross unrealized depreciation                          (6,424,547)         (1,161,445)        (7,257,113)
                                                          ------------        ------------        -----------
     Net unrealized appreciation/(depreciation)           $ 32,774,128        $ 64,810,788        $21,474,601
                                                          ------------        ------------        -----------
                                                          ------------        ------------        -----------
     Undistributed ordinary income                           8,687,150             885,365          5,974,508
     Undistributed long-term capital gain                    9,716,448           6,816,642          2,991,025
                                                          ------------        ------------        -----------
     Total distributable earnings                         $ 18,403,598        $  7,702,007        $ 8,965,533
                                                          ------------        ------------        -----------
                                                          ------------        ------------        -----------
     Other accumulated gains/(losses)                     $          0        $          0        $         0
                                                          ------------        ------------        -----------
     Total accumulated earnings/(losses)                  $ 51,177,726        $ 72,487,852        $30,440,134
                                                          ------------        ------------        -----------
                                                          ------------        ------------        -----------

     The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes.

     The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                    2004             2003
                                                    ----             ----
     U.S. REAL ESTATE EQUITY FUND
     Ordinary income                             $ 2,969,130       $   36,268
     Long-term capital gain                        3,385,125               --
                                                 -----------       ----------
                                                 $ 6,354,255       $   36,268
                                                 -----------       ----------
                                                 -----------       ----------

     REALTY INCOME & GROWTH FUND
     Ordinary income                             $12,435,846       $5,978,046
     Long-term capital gain                          467,474          223,238
                                                 -----------       ----------
                                                 $12,903,320       $6,201,284
                                                 -----------       ----------
                                                 -----------       ----------

     INTERNATIONAL REAL ESTATE EQUITY FUND
     Ordinary income                             $ 1,848,790       $  550,001
     Long-term capital gain                          441,396               --
                                                 -----------       ----------
                                                 $ 2,290,186       $  550,001
                                                 -----------       ----------
                                                 -----------       ----------

                       ADDITIONAL INFORMATION (UNAUDITED)

                                EXPENSE EXAMPLES
                                 APRIL 30, 2005

As a shareholder of the U.S. Real Estate Equity Fund or the Realty Income & Growth Fund, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the International Real Estate Equity Fund, you will incur two types of costs:
(1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 11/1/04 - 4/30/05.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. The U.S. Real Estate Equity Fund - Class B charges a 5.00% maximum contingent deferred sales charge for redemptions within the first year. The other Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. Shareholders in the International Real Estate Equity Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not the represent the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALPINE U.S. REAL ESTATE EQUITY FUND
CLASS B SHARES

                        Beginning        Ending            Expenses Paid
                      Account Value  Account Value         During Period
                         11/1/04        4/30/05      11/01/04 - 04/30/05*<F36>
                      -------------  -------------   -------------------------
Actual(1)<F34>          $1,000.00      $1,215.90               $12.20
Hypothetical(2)<F35>    $1,000.00      $1,017.36                $7.50

(1)<F34> Ending account values and expenses paid during period based on a 21.59% return. The return is considered after expenses are deducted from the fund.
(2)<F35> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F36> Expenses are equal to the Fund's annualized expense ratio of 2.22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALPINE U.S. REAL ESTATE EQUITY FUND

CLASS Y SHARES

                        Beginning        Ending            Expenses Paid
                      Account Value  Account Value         During Period
                         11/1/04        4/30/05      11/01/04 - 04/30/05*<F39>
                      -------------  -------------   -------------------------
Actual(1)<F37>          $1,000.00      $1,222.10               $6.72
Hypothetical(2)<F38>    $1,000.00      $1,018.74               $6.11

(1)<F37> Ending account values and expenses paid during period based on a 22.21% return. The return is considered after expenses are deducted from the fund.
(2)<F38> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F39> Expenses are equal to the Fund's annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALPINE REALTY INCOME & GROWTH FUND

                        Beginning        Ending            Expenses Paid
                      Account Value  Account Value         During Period
                         11/1/04        4/30/05      11/01/04 - 04/30/05*<F42>
                      -------------  -------------   -------------------------
Actual(1)<F40>          $1,000.00      $1,095.70               $6.13
Hypothetical(2)<F41>    $1,000.00      $1,018.94               $5.91

(1)<F40> Ending account values and expenses paid during period based on a 9.57% return. The return is considered after expenses are deducted from the fund.
(2)<F41> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F42> Expenses are equal to the Fund's annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                        Beginning        Ending            Expenses Paid
                      Account Value  Account Value         During Period
                         11/1/04        4/30/05      11/01/04 - 04/30/05*<F45>
                      -------------  -------------   -------------------------
Actual(1)<F43>          $1,000.00      $1,186.90               $6.51
Hypothetical(2)<F44>    $1,000.00      $1,018.84               $6.01

(1)<F43> Ending account values and expenses paid during period based on a 18.69% return. The return is considered after expenses are deducted from the fund.
(2)<F44> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F45> Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

INVESTMENT ADVISER AND ADVISORY CONTRACTS

On December 20, 2004, at a meeting called for the purpose of voting on such approval, the Board of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds' counsel and the Funds' administrator. The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser's costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

The Board Members also evaluated the investment performance of the Funds relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable).

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund's fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered the Funds' total expense ratios and contractual investment advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Dynamic Balance Fund, the Dynamic Dividend Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund's management fee and expense ratio are within the average range compared to its peer funds.

The Board Members considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Board Members, including all of the non-interested Trustees, believed to be the case.

Based on the Board Members' review and consultation with the Funds' independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds' shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC's website at www.sec.gov. Information regarding
                                           -----------
how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2004 is available on the SEC's website at www.sec.gov or by
                                                         -----------
calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Beginning with the Funds' fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. The Funds file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and
                                                               -----------
may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(ALPINE LOGO)

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler
Jeffrey E. Wacksman

INVESTMENT ADVISER
Alpine Management & Research, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

SUB-CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT & ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

SHAREHOLDER/INVESTOR INFORMATION
(888) 785-5578
www.alpinefunds.com

ALPINE FUNDS
2500 WESTCHESTER AVENUE, SUITE 215
PURCHASE, NY 10577
(914) 251-0880

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Alpine Equity Trust
                   --------------------------------------

     By (Signature and Title) /s/Samuel A. Lieber
                              ---------------------------
                              Samuel A. Lieber, President

     Date     7-8-05
           --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F46>   /s/Samuel A. Lieber
                                      ---------------------------
                                      Samuel A. Lieber, President

     Date     7-8-05
           --------------------

     By (Signature and Title)*<F46>   /s/Sheldon Flamm
                                      ---------------------------
                                      Sheldon Flamm, Treasurer

     Date     7-8-05
           --------------------

*<F46> Print the name and title of each signing officer under his or her signature.